                                    Registration Nos. 33-35788
                                                      811-6136


            As filed with the Securities and Exchange Commission on
                                 March 4, 1999
         --------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933                                  /   /

  Pre-Effective Amendment No.  _____                        /   /


  Post-Effective Amendment No.  13                          / x /
                               -----

                                    and/or
REGISTRATION UNDER THE
INVESTMENT COMPANY ACT OF 1940                              /   /


  Amendment No.  14                                         / x /
                -----

                       (Check appropriate box or boxes)

                       --------------------------------

                             HOMESTEAD FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)
                  4301 Wilson Boulevard, Arlington, VA  22203
                    (Address of Principal Executive Office)

              Registrant's Telephone Number, including Area Code:
                                (703) 907-6026
                                --------------

                          William P. McKeithan, Esq.
                             Homestead Funds ,Inc.
                  4301 Wilson Boulevard, Arlington, VA  22203
                    (Name and Address of Agent for Service)

                                  Copies to:


                            Michael Berenson, Esq.
              Jorden Burt Boros Cicchetti Berenson & Johnson LLP
                      1025 Thomas Jefferson Street, N.W.
                            Washington, D.C.  20007

Approximate Date of Proposed Public Offering.

It is proposed that this filing will become effective:


      immediately upon filing                on ___________
----- pursuant to paragraph (b)      -----   pursuant to
                                             paragraph (b)



  X    60 days after filing          _____ on ______ pursuant to
-----  pursuant to paragraph (a)(1)          paragraph (a)(1)


_____  75 days after filing                on ______ pursuant to
       pursuant to paragraph (a)(2)  -----   paragraph (a)(2) of
                                             rule 485

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             HOMESTEAD FUNDS, INC.

                             CROSS-REFERENCE SHEET


Form N-1A Item No.                      Caption in Prospectus
------------------                      ---------------------
1.  Cover Page                          Cover Page

2.  Synopsis                            Cover Page; Introduction

3.  Condensed Financial Information     Financial Highlights

4.  General Description of Registrant   Introduction; Daily Income Fund;
                                        Short-Term Bond Fund; Short-Term
                                        Government Securities Fund; Small
                                        Company Stock Fund and Value Fund;
                                        Other Investment Practices, Risk
                                        Conditions, and Policies of the Funds

5.  Management of the Fund              How the Homestead Funds are
                                        Managed

6.  Capital Stock and Other             Capital Stock
    Securities

7.  Purchase of Securities Being        How to Purchase Shares;
    Offered                             Shareholder Service; How Each
                                        Fund's Net Asset Value is
                                        Determined

8.  Redemption or Repurchase            Shareholder Services; How to
                                        Redeem Shares

9.  Pending Legal Proceedings           Not applicable

                                        Caption in Statement of
Form N-1A Item No.                      Additional Information
------------------                      ----------------------
10.  Cover Page                         Cover Page

11.  Table of Contents                  Table of Contents

12.  General Information and History    General Information and History

13.  Investment Objectives and          Investment Restrictions; Descrip-
     Policies                           tion of Certain Investments

14.  Management of the Fund             Management of the Homestead Funds

15.  Control Persons and Principal      Principal Holders of Securities
     Holders of Securities

16.  Investment Advisory and Other      Investment Management and Other
     Services                           Services

                                        Caption in Statement of
Form N-1A Item No.                      Additional Information
------------------                      ----------------------
17.  Brokerage Allocation and Other     Brokerage Allocation and Other
     Practices                          Practices

18.  Capital Stock and Other            Capital Stock and Corporate
     Securities                         Matters

19.  Purchase, Redemption and Pricing   Purchase and Redemption of Sec-
     of Securities Being Offered        urities Being Offered; Determin-
                                        ation of Net Asset Value

20.  Tax Status                         Tax Status

21.  Underwriters                       Distribution of Shares

22.  Calculation of Performance Data    Performance Information About the
                                        Funds

23.  Financial Statements               Independent Auditors

                                            ------------------------------------
                                            ABOUT THIS PROSPECTUS


                                            This Prospectus sets forth concisely
                                            the information about each Fund that
                                            you should know before investing. It
                                            should be retained for future
                                            reference. A Statement of Additional
                                            Information, dated May 1, 1999,
                                            about each Fund has been filed with
                                            the Securities and Exchange
                                            Commission and is incorporated
                                            herein by reference. You may obtain
                                            a copy of the Statement of
                                            Additional Information at no charge
                                            by calling Homestead Funds, Inc. at
                                            1-800-258-3030.


                                            HOMESTEAD FUNDS, INC.
                                            4301 Wilson Boulevard
                                            Arlington, VA 22203
cover:

Homestead Funds
Prospectus

May 1, 1999


Daily Income Fund
Short-Term Government Securities Fund
Short-Term Bond Fund
Value Fund
Small Company Stock Fund


As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA  22203
1-800-258-3030
inside front cover:

The Homestead Funds are a family of five no-load mutual funds managed by RE Advisers. RE Advisers was launched in 1990 and now manages over $600 million for mutual fund and private account investors.

Table of Contents

(cross-reference to page numbers)

THE FUNDS

Daily Income

      Objective
      Strategy
      Risks

Short-Term Government Securities

      Objective
      Strategy
      Risks

Short-Term Bond

      Objective
      Strategy
      Risks

Value

      Objective
      Strategy
      Risks

Small-Company Stock

      Objective
      Strategy
      Risks


Performance
Expenses
Management
Distributions and Taxes
Financial Highlights


YOUR ACCOUNT

How to Buy, Sell and Exchange Shares
Conditions of Purchase
When Transactions Are Priced
How Fund Prices Are Determined
Stock Certificates
Signature Guarantees
Minimum Account Size
Excessive Trading

SERVICES

Important Addresses and Phone Numbers
text:

THE FUNDS

callout:

Each of the Funds has a different financial objective and involves specific risks. Use the information in this prospectus to decide which Fund is best for you.

Daily Income Fund

asset allocation
money market
credit risk
low

expected degree of share price volatility


very low



Objective

The Daily Income Fund is managed to earn current income and to maintain a stable net asset value of $1.00 per share. Since the Fund seeks to provide a high level of principal safety, it is suitable for investors with short time horizons and may be appropriate for long-term investors looking to reduce the risk of their overall portfolio.

Strategy

Portfolio Composition--The Daily Income Fund invests in high-quality, U.S. dollar-denominated money market securities. Investments can include...

       - short-term obligations of the U.S. Government, its agencies and instrumentalities (for example, Treasury bills and securities issued by the Government National Mortgage Association or the Federal National Mortgage Association)

       - short-term obligations of banks or savings and loans with total assets in excess of $1 billion (for example, certificates of deposit, banker's acceptances and time deposits)

       - short-term corporate obligations with remaining maturities of 13 months or less (for example, notes and bonds)

       -      commercial paper issued by corporations and finance companies

       - repurchase agreements collateralized by the above-mentioned securities




       -      U.S. dollar-denominated obligations of foreign issuers.


These securities may have variable-rate demand features. Some types of securities pose specific risks. See Risks, below, for more information. Credit Quality--The Fund invests in short-term debt securities that present minimal credit risk, and, at the time of investment, are eligible securities. Eligible securities are those in either of the two highest credit categories for short-term debt obligations, as rated by any two nationally recognized statistical rating organizations (NRSRO); or as rated by one NRSRO, if the security is only rated by one agency; or determined by RE Advisers to be of comparable investment quality, if the security is unrated. The Fund will invest 95% of assets in eligible securities in the highest credit category.
Maturity--The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Fund will only purchase eligible money market securities maturing in 13 months or less.

Callout near Risks section:


While the Daily Income Fund seeks to maintain a stable net asset value and has done so since its inception, there is no guarantee it will be able to meet this goal in the future.


Risks

An investment in the Daily Income Fund is subject to the following general risks:

       - credit risk--the chance a bond issuer will not make timely payments of principal or interest.

       - income risk--the chance a decline in interest rates will cause the Fund's yield to decline.

       - interest rate risk--the chance a rise in interest rates will cause the Fund's price to decline. The Daily Income Fund seeks to minimize share price fluctuation by investing in very short-term securities. Short-term securities decline less in response to a change in rates.

       - manager risk--the chance the manager's decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Some types of securities in which the Fund invests pose specific risks. These include...

       - repurchase agreements--A repurchase agreement is an agreement between a buyer (in this case, the Fund) and a seller, whereby the seller agrees to buy back the security at a mutually agreed upon price. The security is held as collateral by the Fund's custodian. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.








       - other mutual funds--The Fund may invest up to 5% of total net assets in other mutual funds. The Fund's return on its investment will reflect the performance of and operating expenses incurred by the other investment companies.


The Fund has adopted certain policies to reduce risk. The Fund will not...

       - purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       - invest 25% or more of its total assets in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by domestic branches of U.S. banks and savings and loans or U.S. branches of foreign banks that are subject to the same regulations as domestic banks.

       - borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.

Changes to Fund Policies--The Fund's objective and its policies to reduce risk are fundamental and any change must be approved by shareholders. All other policies and programs are not fundamental and may be changed by the Board of Directors without shareholder approval.

Short-Term Government Securities Fund

asset allocation
fixed income






credit risk
very low


expected degree of share price volatility


low


Objective

The Short-Term Government Securities Fund seeks to generate current income while maintaining a low degree of share price fluctuation. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is experienced by longer term bond funds.

Strategy

Portfolio Composition--The Fund invests in short-term fixed-income securities, primarily securities whose principal and interest payments are guaranteed by the U.S. Government. Investments can include...

       -      U.S. Treasury securities

       - securities issued by U.S. Government agencies and instrumentalities and guaranteed by the U.S. Government (including mortgage pass-through securities and collateralized mortgage obligations (CMOs))

       - repurchase agreements collateralized by the above-mentioned securities

       -      zero-coupon bonds issued by U.S. Government agencies.

Some types of securities, including repurchase agreements, pose specific risks. See Risks, below, for more information.
Credit Quality--The Fund will invest at least 65% of assets in securities backed by the full faith and credit of the U.S. Government.
Maturity--The dollar-weighted average effective maturity of the Fund's portfolio will not exceed three years. There is no limit on the maturity of the individual securities in the Fund's portfolio.

Callout near Risks section:

This Fund provides an extra measure of credit protection, as it invests primarily in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government. The

U.S. Government does not guarantee security prices or yields. These will fluctuate with market conditions.

Risks

An investment in the Short-Term Government Securities Fund is subject to the following general risks:

       - credit risk--the chance a bond issuer will not make timely payments of principal or interest. This Fund seeks to minimize credit risk by investing 65% of assets in U.S. Government-guaranteed securities.

       - income risk--the chance a decline in interest rates will cause the Fund's yield to decline.

       - interest rate risk--the chance a rise in interest rates will cause the Fund's price to decline. The Short-Term Government Securities Fund seeks to minimize share price fluctuation by investing in short-term securities. Short-term securities decline less in response to a change in rates.

       - manager risk--the chance the manager's decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Some types of securities is which the Fund invests pose specific risks. These include...

       - repurchase agreements--A repurchase agreement is an agreement between a buyer (in this case, the Fund) and a seller, whereby the seller agrees to buy back the security at a mutually agreed upon price. The security is held as collateral by the Fund's custodian. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

       - when-issued securities--The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.




       - collateralized mortgage obligations (CMOs)--These are debt securities backed by the principal and interest payments owed on pools of underlying mortgages. CMOs are separated into multiple classes, each bearing a different stated maturity and having a different payment stream. The manager's CMO class selections could increase or decrease the Fund's price sensitivity.

The Fund has adopted certain policies to reduce risk. The Fund will not...

       - purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       - invest 25% or more of its total assets in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       - borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.

Changes to Fund Policies--The Fund's objective and its policies to reduce risk are fundamental and any change must be approved by shareholders. All other policies and programs are not fundamental and may be changed by the Board of Directors without shareholder decline; when interest rates decline, price of fixed-income approval.

Short-Term Bond Fund

asset allocation
fixed income





credit risk
low

expected degree of share price volatility


low


Objective

The Short-Term Bond Fund seeks to generate current income while maintaining a low degree of share price fluctuation. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is experienced by longer term bond funds.

Strategy

Portfolio Composition--The Fund will ordinarily invest 65% of its total assets in short-term securities in the three highest credit categories (AAA, AA and A). Investments can include...

       -      corporate debt securities
       -      U.S. Treasury securities
       - securities issued by U.S. Government agencies and instrumentalities
       - mortgage pass-through securities issued by Government and non-Government agencies
       -      collateralized mortgage obligations (CMOs)
       -      asset-backed securities
       -      zero-coupon bonds
       -      U.S. dollar-denominated debt securities of foreign issuers.

A portion of the Fund's net assets can be invested in other types of securities. These can include...


       - debt securities rated BBB by any one NRSRO, or, if unrated, of comparable credit quality as determined by RE Advisers, limited to no more than 5% of the Fund's net assets



       - preferred stocks, American Depositary Receipts (ADRs) and investment grade debt securities (those rated AAA to BBB) convertible into or exchangeable for common stocks



       - privately-placed securities, limited to no more than 10% of the Fund's net assets



       - money market securities that meet the Daily Income Fund's high standards for credit quality. As a defensive or temporary strategy, the Fund may invest in money market securities without limitation



These securities may have variable-rate demand features. Some types of securities pose specific risks. See Risks, below, for more information.



Credit Quality--The Fund will ordinarily invest 65% of assets in securities rated within the three highest credit categories (AAA, AA and A), as determined by a NRSRO, or, if unrated, of comparable credit quality as determined by RE Advisers.



Maturity--The dollar-weighted average effective maturity of the Fund's portfolio will not exceed three years. There is no limit on the maturity of the individual securities decline; when interest rates decline, prices of fixed-income in the Fund's portfolio.



Callout near Risks section:



The Fund's short maturity is intended to reduce the effect of interest rate changes on its share price. When interest rates rise, prices of fixed-income securities decline; when interest rates decline, prices of fixed-income securities rise.

The Fund has adopted certain policies to reduce risk. The Fund will not...

       - purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       - invest 25% or more of its total assets in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       - borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.

Changes to Fund Policies--The Fund's objective and its policies to reduce risk are fundamental and any change must be approved by shareholders. All other policies and programs are not fundamental and may be changed by the Board of Directors without shareholder approval.

Value Fund

asset allocation
stock
portfolio characteristics
large- and medium-sized, U.S.-based companies investment style value expected degree of share price volatility


high


Objective

The Value Fund seeks capital growth over the long term and, secondarily, income. The Fund invests in stocks of established companies RE Advisers believes are selling at a discount to their true worth. Because of the volatility inherent in equity investing, the Value Fund is best-suited for long-term investors.

Strategy

Portfolio Composition--Under ordinary conditions, the Value Fund will invest at least 80% of its total net assets in common stocks of established companies. Remaining assets may be invested in other types of securities including...


       - preferred stocks, investment-grade debt securities convertible into or exchangeable for common stocks and warrants


       - debt securities with a credit rating of at least A, as determined by any one nationally recognized statistical rating organization (NRSRO) or, if unrated, of comparable credit quality as determined by RE Advisers

       - money market securities that meet the Daily Income Fund's high standards for credit quality. The Fund invests in money market securities in order to reduce risk during periods of extreme volatility or uncertainty. When used as part of a temporary or defensive strategy, the Fund may invest in money market securities without limitation.

       - U.S dollar-denominated securities of foreign issuers, including American Depositary Receipts (ADRs), limited to 10% of net assets.

The Fund will generally invest in stocks listed on a national securities exchange. The Fund may, on occasion, purchase unlisted securities that have an established over-the-counter market. See Risks, below, for more information on specific types of securities.


Value Style--The Value Fund invests in stocks of established companies selling below what RE Advisers believes to be fundamental value and poised for a turnaround. RE Advisers considers the following factors in determining a stock's fundamental value:


       - the relationship of a company's potential earning power to the current market price of its stock

       - the price/earnings ratio relative to either the company's historical results or to the current ratios for other similar companies

       -      the level of dividend income

       -      stock price relative to the stated book value of assets

       - any competitive advantages, including well-recognized trademarks or brand names.

There are a number of reasons a stock may be trading at a discount. The company may be experiencing a temporary earnings decline, its industry may be out of favor due to short-term market or economic conditions or it may have drawn unfavorable publicity. Investing before conditions improve and others realize the stock's true worth can result in significant capital appreciation. In order for this approach to be effective, the selected stocks must eventually return to investors' favor and be bid higher. There is no guarantee this anticipated turnaround will materialize.

Callout near Risks section:


The Value Fund invests primarily in stocks, whose prices fluctuate with business, market and economic conditions. Its share price can rise and fall significantly over the short term, reflecting changes in the value of the underlying investments.


Risks

An investment in the Value Fund is subject to the following general risks:

       - investment risk--the chance the value of an investment will decline in response to a company, industry or market setback. The Value Fund's approach could potentially limit volatility, since a stock already selling at a low price may not fall as far in response to a setback as one that was selling at a high price.

       - manager risk--the chance the manager's decisions, particularly security selection, will cause the Fund to underperform other similar investments.

       - style risk--the chance that returns on stocks within the specific sectors in which the Fund invests (medium-and large-sized companies, value investments) will trail returns from other groups or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years.

Some types of securities in which the Fund invests pose specific risks. These include...

       - repurchase agreements--A repurchase agreement is an agreement between a buyer (in this case, the Fund) and a seller, whereby the seller agrees to buy back the security at a mutually agreed upon price. The security is held as collateral by the Fund's custodian. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

       - U.S. dollar-denominated debt securities of foreign issuers--These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations' and RE Adviser's ability to accurately assess and monitor an issuer's financial condition.

       - American Depositary Receipts (ADRs)--ADRs are U.S. dollar-denominated certificates representing shares of stock in a foreign company. ADRs are traded on domestic stock exchanges or in the U.S. over-the-counter market. ADRs offer certain advantages over direct ownership in foreign companies. First, ADRs are easily transferable and quotes are readily available. Second, issuers are subject to the same auditing, accounting and financial reporting standards as a U.S.-based company. However, as with other U.S. dollar-denominated securities of foreign issuers, ADRs may respond negatively to adverse foreign political or economic developments.

       - when-issued securities--The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.

       - other mutual funds--The Fund may invest up to 5% of total net assets in any one other mutual fund and up to 10% of assets in all other mutual funds. The Fund's return on its investment will reflect the performance of and operating expenses incurred by the other investment companies.

The Fund has adopted certain policies to reduce risk. The Fund will not...

       - purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       - invest 25% or more of its total assets in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       - borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.

Changes to Fund Policies--The Fund's objective and its policies to reduce risk are fundamental and any change must be approved by shareholders. All other policies and programs are not fundamental and may be changed by the Board of Directors without shareholder approval.

Small Company Stock Fund

asset allocation
stock
portfolio characteristics
small, U.S.-based companies
investment style
value


expected degree of share price volatility


very high


Objective

The Small Company Stock Fund seeks capital growth over the long term by investing in undervalued stocks of promising small companies. Prices of small-company stocks can fluctuate widely over short time periods. The Fund is best-suited for long-term investors who are comfortable taking an aggressive investment approach.

Callout near Strategy section:

Market capitalization is a measure of the company's total stock market value and is calculated by multiplying its share price by the number of shares outstanding.

Strategy

Portfolio Composition--Under ordinary conditions, the Small Company Stock Fund will invest at least 65% of its total assets in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalization of companies represented in the Russell 2000 Index. As of the latest rebalancing, the average market capitalization for companies in the Russell 2000 was approximately $592.0 million. The largest company in the Index had a market capitalization of $1,402.7 million. Remaining assets may be invested in other types of securities including...

       - U.S dollar-denominated securities of foreign issuers, including American Depositary Receipts (ADRs), short-term debt securities and high-quality money market securities


       - investment-grade debt securities convertible into or exchangeable for common stocks. See Risks, below, for more information on specific types of securities.


Value Style--The Small Company Stock Fund invests in stocks of established companies selling below what RE Advisers believes to be fundamental value and poised for a turnaround. RE Advisers considers the following factors in determining a stock's fundamental value:

       - the relationship of a company's potential earning power to the current market price of its stock

       - the price/earnings ratio relative to either the company's historical results or to the current ratios for other similar companies

       -      the level of dividend income

       -      stock price relative to the stated book value of assets

       - any competitive advantages, including well-recognized trademarks or brand names.

There are a number of reasons a stock may be trading at a discount. The company may be experiencing a temporary earnings decline, its industry may be out of favor due to short-term market or economic conditions or it may have drawn unfavorable publicity. Investing before conditions improve and others realize the stock's true worth can result in significant capital appreciation. In order for this approach to be effective, the selected stocks must eventually return to investors' favor and be bid higher. There is no guarantee this anticipated turnaround will materialize.

Callout near Risks section:

Small companies may be able to respond more quickly to business opportunities than larger companies, and they have strong growth potential. However, their stock prices tend to be more volatile.

Risks

An investment in the Small Company Stock Fund is subject to the following general risks:


       - investment risk--the chance the value of an investment will decline in response to a company, industry or market setback. The Fund's value orientation could potentially limit volatility, since a stock already selling at a low price may not fall as far in response to a setback as one that was selling at a high price.



       - manager risk--the chance the manager's decisions, particularly security selection, will cause the Fund to underperform other similar investments.



       - style risk--the chance that returns on stocks within the specific sectors in which the Fund invests (small-sized companies, value investments) will trail returns from other groups or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years.



Some of the types of securities in which the Fund invests pose specific risks. These include:



       - repurchase agreements--A repurchase agreement is an agreement between a buyer (in this case, the Fund) and a seller, whereby the seller agrees to buy back the security at a mutually agreed upon price. The security is held as collateral by the Fund's custodian. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.



      - U.S. dollar-denominated debt securities of foreign issuers--These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations' and RE Adviser's ability to accurately assess and monitor an issuer's financial condition.

The Fund has adopted the following policy to reduce risk. The Fund will not...


       - borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.

Changes to Fund Policies--The Fund's objective and its policies to reduce risk are fundamental and any change must be approved by shareholders. All other policies and programs are not fundamental and may be changed by the Board of Directors without shareholder approval.



Performance


The charts below show each Fund's annual return since inception, how returns compared to a benchmark index and the best and worst quarterly return. Past performance does not predict future performance.



DAILY INCOME FUND AVERAGE ANNUAL TOTAL RETURNS periods ended 12/31/98


                                                                                                   Since
                                                                                               Inception
                             1 Year                3 Year                5 Year                  (11/90)
------------------------------------------------------------------------------------------------------------------
Daily Income Fund             4.9%                  4.9%                  4.7%                      4.4%
------------------------------------------------------------------------------------------------------------------



DAILY INCOME FUND ANNUAL TOTAL RETURNS AS OF 12/31/98
INCEPTION DATE NOVEMBER 19, 1990


1991      1992      1993      1994      1995      1996      1997      1998
----      ----      ----      ----      ----      ----      ----      ----
5.67%     3.39%     2.68%     3.63%     5.38%     4.81%     4.92%     4.91%



Best Quarter: Q1 '91 1.59%


Worst Quarter:Q2 '93  .65%




SHORT-TERM GOVERNMENT SECURITIES FUND AVERAGE ANNUAL TOTAL RETURNS periods ended 12/31/98


                                                                                       Since
                                                                                   Inception
                                                1 Year                                (5/95)
-------------------------------------------------------------------------------------------------------------
Short-Term Government Securities Fund            5.5%                                   5.8%
-------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-4.99 Year U.S. Treasury Index    7.8%                                   7.3%
-------------------------------------------------------------------------------------------------------------

SHORT-TERM GOVERNMENT SECURITIES FUND ANNUAL TOTAL RETURNS AS OF 12/31/98 INCEPTION DATE 5/1/95

1996      1997      1998
----      ----      ----
4.46%     5.73%     5.51%


Best Quarter: Q3 '92 3.71%


Worst Quarter:Q1 '94  -.62%



SHORT-TERM BOND FUND AVERAGE ANNUAL TOTAL RETURNS periods ended 12/31/98


                                                                                                    Since
                                                                                                Inception
                                                    1 Year                5 Year                  (11/90)
-----------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                 6.4%                  5.8%                      6.1%
-----------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-4.99 Year Corp./Gov. Index           7.7%                  6.3%                      6.8%
-----------------------------------------------------------------------------------------------------------------

SHORT TERM BOND FUND ANNUAL TOTAL RETURNS AS OF 12/31/98
INCEPTION DATE 11/5/91

1992      1993      1994      1995      1996      1997      1998
----      ----      ----      ----      ----      ----      ----
6.30%     6.62%     0.09%    10.81%     5.16%     6.62%     6.40%


Best Quarter: Q4 '95 2.12%


Worst Quarter:Q1 '96  .27%



VALUE FUND AVERAGE ANNUAL TOTAL RETURNS
periods ended 12/31/98


                                                                                                  Since
                                                                                              Inception
                                  1 Year                        5 Year                          (11/90)
-----------------------------------------------------------------------------------------------------------------
Value Fund                         8.3%                         17.3%                           16.6%
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index                     28.7%                         24.1%                           21.0%
-----------------------------------------------------------------------------------------------------------------


VALUE FUND ANNUAL TOTAL RETURNS AS OF 12/31/98
INCEPTION DATE 11/19/90

1991      1992      1993      1994      1995       1996      1997        1998
----      ----      ----      ----      ----       ----      ----        ----
17.16%    11.68%    18.83%    2.50%     33.78%     17.94%    26.70%      8.31%


Best Quarter: Q2 '97 13.45%


Worst Quarter:Q3 '98 -11.58%



SMALL COMPANY STOCK FUND AVERAGE ANNUAL TOTAL RETURNS periods ended 12/31/98


                                                                                           Since
                                                                                       Inception
                                                                                          (3/98)
-----------------------------------------------------------------------------------------------------------------
Small Company Stock Fund                                                                  -11.0%
-----------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                                                         -9.2%
-----------------------------------------------------------------------------------------------------------------


Best Quarter: Q4 '98 7.20%


Worst Quarter:Q3 '98 -12.82%

Expenses

Investors share the cost of operating the Funds. Expenses are deducted from total assets and therefore reflected in the Funds' share prices. There are no transaction fees and you pay no sales commission ("load") when you buy shares directly from the distributor.







                                                                           SHORT-TERM
                                                                           GOVERNMENT         SMALL
                                              DAILY INCOME   SHORT-TERM    SECURITIES        COMPANY          VALUE
                                                  FUND       BOND FUND        FUND          STOCK FUND         FUND
SHAREHOLDER TRANSACTION EXPENSES:
Sales Load Imposed on Purchases                    None         None           None           None           None
Sales Load Imposed on Reinvested Dividends         None         None           None           None           None
Deferred Sales Load Imposed on Redemptions         None         None           None           None           None
Redemption Fee                                     None         None           None           None           None
Exchange Fee                                       None         None           None           None           None

ANNUAL FUND OPERATING EXPENSES
AFTER EXPENSES WAIVER OR ASSUMPTION
(as a percentage of average daily assets)
Investment Management Fee                          .47%*         .48%*         0%*           0%*          .59%*
12b-1 Fees                                         None          None        None          None           None
Other Expenses                                     .33%*         .27%*       .75%*        1.50%*          .20%*
Total Fund Operating Expenses                      .80%*         .75%*       .75%*        1.50%*          .79%*

* RE Advisers has agreed to assume all annual fund operating expenses of each Fund (other than certain expenses that are capitalized and certain other non-recurring expenses) ("Fund Operating Expenses") which in any year exceed .80% of the average daily net asset for the Daily Income Fund, .75% of the average daily net assets for the Short-Term Bond Fund and Short-Term Government Securities Fund, 1.50% of the average daily net assets of the Small Company Stock Fund and 1.25% of the average daily net assets for the Value Fund. See "How the Homestead Funds are Managed-Investment Manager" for further information about the investment management fees. The Total Fund Operating Expenses prior to any fee waivers are .83%, .87% and 1.27%, for the Daily Income Fund, Short-Term Bond Fund and Short-Term Government Securities Fund, respectively. There are no fees waived for the Value Fund. The Total Operating Expenses for the Small Company Fund are estimated to be 2.50%

Example: An investor in each Fund would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each future time period**

                                        1 YEAR      3 YEARS    5 YEARS  10 YEARS
Daily Income Fund                           $8        $26       $44       $99
Short-Term Bond Fund                        $8        $24       $42       $93
Short-Term Government Securities Fund       $8        $24       $42       $97
Value Fund                                  $8        $25       $43       $97
Small Company Stock Fund                   $15        $47        NA        NA

** There are no charges imposed upon redemption

THESE EXAMPLES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE FEES OR EXPENSES FOR EACH FUND. ACTUAL FEES AND EXPENSES MAY BE GREATER OR THAN THOSE SHOWN ABOVE. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance, but is included for illustrative purposes.

Management


Homestead Funds investment manager is RE Advisers, 4301 Wilson Boulevard, Arlington, Virginia, 22203. RE Advisers is responsible for selecting investments, managing the portfolios and setting investment strategies and policies.

RE Advisers, incorporated in the Commonwealth of Virginia in 1995 (formerly incorporated in the District of Columbia in 1990), is a direct subsidiary of RE Investment Corporation and an indirect, wholly-owned subsidiary of NRECA, a non-profit organization which serves and represents the nation's consumer-owned rural electric cooperatives.

RE Advisers currently provides investment advice to the Homestead Funds as well as to private advisory accounts. In addition persons employed by RE Advisers provide investment advice, supervision and monitoring of various employer-sponsored benefit plans provided by NRECA.

Portfolio Managers
Portfolio managers oversee the Funds' day-to-day operations.


      Daily Income Fund
      Patricia Murphy               Ms. Murphy has managed the Fund since 1998. She has over 20 years of financial experience and worked previously for Mobil
                                    Corporation.

      Short-Term Government Securities Fund and
      Short-Term Bond Fund
      Douglas Kern                  Mr. Kern has managed the Funds since their inception and has been a senior fixed-income portfolio manager for NRECA
                                    since 1986.

      Value Fund and
      Small Company Stock Fund
      Peter Morris and              Mr. Morris is the director of investments for RE Advisers and
                                    NRECA. Mr. Teach is a senior equity portfolio manager for RE Advisers and
                                    Stuart Teach NRECA. They have co-managed the Funds since their inception.


Board of Directors

The Board of Directors establishes Homestead Funds' corporate policies and monitors Fund performance.

Distributor
RE Investment Corporation
4301 Wilson Boulevard
Arlington, Virginia
22203

Transfer Agent
PFPC, Inc.
P.O. Box 8987
Wilmington, Delaware
19899

The transfer agent processes transactions, disburses distributions and provides accounting services for the Homestead Funds.

Custodian

PFPC Trust Company

Distributions and Taxes

Each Fund intends to distribute substantially all of its ordinary income and capital gains. You may elect to have distributions automatically reinvested in your Fund account.

Whether reinvested or received, distributions are generally taxable to non-retirement account investors. We'll mail you IRS Form 1099 at the end of January indicating the federal tax status of your income and capital gains distributions for the prior year.

                            Distribution Schedule

      Interest Income

      Daily Income Fund            Declared daily and paid monthly

      Short-Term Government        Declared daily and paid monthly
      Securities Fund

      Short-Term Bond Fund         Declared daily and paid monthly

      Value Fund                   Declared and paid semi-annually

      Small Company Stock Fund     Declared and paid annually

      Capital Gains
      All Funds                    If any, declared and paid no less
                                   frequently than annually


The following materials provide more information about the Homestead Funds and are available free upon request.
     Annual and semi-annual reports
     Reports discuss market conditions, Fund strategies and results for the most recent six- and 12-month periods.
     Statement of Additional Information
     The Statement of Additional Information lists other Fund management and investment policies. The Statement of Additional Information is incorporated by reference and is legally considered to be a part of this prospectus.



To get a copy of these documents, write or call Homestead Funds.
     4301 Wilson Boulevard
     Arlington, VA  22203
     1-800-258-3030



These documents are also on file with the Securities & Exchange Commission. You can view text-only versions online at www.sec.gov or request copies from the Commission's public reference room.
     450 Fifth Street, N.W.
     Washington, DC  20549
     (call 1-800-SEC-3030 for reference room information)


Homestead Funds Investment Company Act
file number: 811-6136.

Financial Highlights


The following tables include selected data and other performance information derived from the financial statements of each of the respective Funds. They should be read in conjunction with the financial statements and notes thereto appearing in the Funds' Annual Report to Shareholders for the fiscal year ended December 31, 1998 (Annual Report).



The unqualified report of Deloitte & Touche LLP, independent auditors, is included in the Annual Report. It also contains additional information regarding the performance of each Fund. The Annual Report is incorporated by reference in the Statement of Additional Information and may be obtained without charge by calling the Fund at the telephone number given on the cover page of this prospectus.

Callout beside total return line:

Total return shows how much an investment increased or decreased, assuming all dividends and distributions were reinvested.


   Homestead Funds, Inc.
   Daily Income Fund
   For a Share Outstanding Throughout Each Year


                                                                 YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------
                                                      1998      1997      1996(b)   1995(b)   1994(b)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR.................    $1.00     $1.00     $1.00     $1.00     $1.00
----------------------------------------------------------------------------------------------------
Income from investment operations..................
    Net investment income (a)......................     0.05      0.05      0.05      0.05      0.04
----------------------------------------------------------------------------------------------------
    Total from investment operations...............     0.05      0.05      0.05      0.05      0.04
----------------------------------------------------------------------------------------------------
Distributions
    Net investment income..........................    (0.05)    (0.05)    (0.05)    (0.05)    (0.04)
----------------------------------------------------------------------------------------------------
    Total distributions............................    (0.05)    (0.05)    (0.05)    (0.05)    (0.04)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR.......................    $1.00     $1.00     $1.00     $1.00     $1.00
----------------------------------------------------------------------------------------------------

TOTAL RETURN.......................................     4.91%     4.92%     4.81%     5.38%     3.63%
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)................  $58,577   $53,033   $57,871   $52,699   $36,668
Ratio of expenses to average net assets (a)........     0.80%     0.80%     0.76%     0.75%     0.75%
Ratio of net investment income to average net
         assets (a)................................     4.80%     4.80%     4.71%     5.25%     3.66%
Ratio of gross expenses before voluntary expense
         limitation to average net assets..........     0.87%     0.83%     0.81%     0.87%     0.99%


   ----------------------
   (a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with the Manager.


   (b) The Financial Highlights for periods prior to 1997 were audited by other auditors.


   Homestead Funds, Inc.
   Short-Term Government Securities Fund
   For a Share Outstanding Throughout Each Year


                                                                                              MAY 1, 1995
                                                                                               (INCEPTION
                                                                  YEAR ENDED DECEMBER 31,       DATE) TO
    ---------------------------------------------------------------------------------------   DECEMBER 31,
                                                                  1998      1997      1996(d)     1995(d)
    ------------------------------------------------------------------------------------------------------

    NET ASSET VALUE, BEGINNING OF YEAR.........................    $5.07     $5.05    $5.09       $5.00
    ------------------------------------------------------------------------------------------------------
    Income from investment operations
        Net investment income (a)..............................     0.25      0.26     0.26        0.18
        Net realized and unrealized gain (loss) on
          investments..........................................     0.02      0.02    (0.04)       0.09
    ------------------------------------------------------------------------------------------------------
        Total from investment operations.......................     0.27      0.28     0.22        0.27
    ------------------------------------------------------------------------------------------------------
    Distributions
        Net investment income..................................    (0.25)    (0.26)   (0.26)      (0.18)
    ------------------------------------------------------------------------------------------------------
        Total distributions....................................    (0.25)    (0.26)   (0.26)      (0.18)
    ------------------------------------------------------------------------------------------------------

    NET ASSET VALUE, END OF YEAR...............................    $5.09     $5.07    $5.05       $5.09
    ------------------------------------------------------------------------------------------------------

    TOTAL RETURN...............................................     5.51%     5.73%    4.46%       5.44%(b)
    ------------------------------------------------------------------------------------------------------

    RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (thousands)........................  $23,930   $16,187   $7,692      $2,658
    Ratio of expenses to average net assets (a)................     0.75%     0.75%    0.75%       0.75%(c)
    Ratio of net investment income to average net assets (a)...     5.00%     5.19%    5.16%       5.18%(c)
    Ratio of gross expenses before voluntary expense limitation
             to average net assets.............................     1.03%     1.27%    2.30%       6.21%(c)
    Portfolio turnover rate....................................       57%       12%      21%          7%


   ----------------------
   (a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with the Manager.
   (b) Aggregate total return for the period.
   (c) Annualized.


   (d) The Financial Highlights for periods prior to 1997 were audited by other auditors.

   Homestead Funds, Inc.
   Short-Term Bond Fund
   For a Share Outstanding Throughout Each Year


                                                                YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------
                                                     1998       1997      1996(b)   1995(b)  1994(b)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR...............     $5.18      $5.15     $5.19     $4.95     $5.19
----------------------------------------------------------------------------------------------------
Income from investment operations
    Net investment income (a)....................      0.29       0.30      0.29      0.28      0.24
    Net realized and unrealized gain (loss) on
      investments................................      0.03       0.03     (0.04)     0.24     (0.24)
----------------------------------------------------------------------------------------------------
    Total from investment operations.............      0.32       0.33      0.25      0.52      0.00
----------------------------------------------------------------------------------------------------
Distributions
    Net investment income........................     (0.29)     (0.30)    (0.29)    (0.28)    (0.24)
----------------------------------------------------------------------------------------------------
    Total distributions..........................     (0.29)     (0.30)    (0.29)    (0.28)    (0.24)
----------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR.....................     $5.21      $5.18     $5.15     $5.19     $4.95
----------------------------------------------------------------------------------------------------

TOTAL RETURN.....................................      6.40%      6.62%     5.16%    10.81%     0.09%
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)..............  $146,350   $108,898   $81,470   $62,125   $52,257
Ratio of expenses to average net assets (a)......      0.75%      0.75%     0.75%     0.75%     0.75%
Ratio of net investment income to average net
         assets (a)..............................      5.53%      5.75%     5.72%     5.49%     4.84%
Ratio of gross expenses before voluntary expense
         limitation to average net assets........      0.84%      0.87%     0.76%     0.86%     0.98%
Portfolio turnover rate..........................        62%        55%       49%       35%       13%


   ----------------------
   (a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with the Manager.


   (b) The Financial Highlights for periods prior to 1997 were audited by other auditors.



   Homestead Funds, Inc.
   Value Fund
   For a Share Outstanding Throughout Each Year


                                                                    YEAR ENDED DECEMBER 31,
    -----------------------------------------------------------------------------------------------------
                                                      1998       1997        1996(b)    1995(b)   1994(b)
    -----------------------------------------------------------------------------------------------------

    NET ASSET VALUE, BEGINNING OF YEAR..............    $25.50     $20.99     $18.44     $14.50    $14.54
    -----------------------------------------------------------------------------------------------------
    Income from investment operations
        Net investment income (a)...................      0.40       0.37       0.39       0.41      0.29
        Net realized and unrealized gain on
          investments...............................      1.72       5.22       2.91       4.47      0.07
    -----------------------------------------------------------------------------------------------------
        Total from investment operations............      2.12       5.59       3.30       4.88      0.36
    -----------------------------------------------------------------------------------------------------
    Distributions
        Net investment income.......................     (0.40)     (0.37)     (0.39)     (0.41)    (0.29)
        Net realized gain...........................     (0.72)     (0.71)     (0.36)     (0.53)    (0.11)
    -----------------------------------------------------------------------------------------------------
        Total distributions.........................     (1.12)     (1.08)     (0.75)     (0.94)    (0.40)
    -----------------------------------------------------------------------------------------------------

    NET ASSET VALUE, END OF YEAR....................    $26.50     $25.50     $20.99     $18.44    $14.50
    -----------------------------------------------------------------------------------------------------

    TOTAL RETURN....................................      8.31%     26.70%     17.94%     33.78%     2.50%
    -----------------------------------------------------------------------------------------------------

    RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (thousands).............  $449,002   $378,621   $238,550   $147,506   $91,612
    Ratio of expenses to average net assets (a).....      0.72%      0.79%      0.73%      0.84%     1.15%
    Ratio of net investment income to average net
             assets (a).............................      1.52%      1.59%      2.08%      2.50%     2.19%
    Ratio of gross expenses before voluntary expense
             limitation to average net assets.......       n/a        n/a        n/a        n/a      1.15%
    Portfolio turnover rate.........................        10%         6%         5%        10%        4%


   ----------------------
   (a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with the Manager.


   (b) The Financial Highlights for periods prior to 1997 were audited by other auditors.

   Homestead Funds, Inc.
   Small Company Stock Fund
   For a Share Outstanding Throughout The Period

                                                              MARCH 4, 1998
                                                               (INCEPTION
                                                                DATE) TO
                                                              DECEMBER 31,
                                                                  1998
---------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD........................     $10.00
---------------------------------------------------------------------------
Income from investment operations
    Net investment income (a)...............................       0.05
    Net realized and unrealized loss on investments.........      (1.15)
---------------------------------------------------------------------------
    Total from investment operations........................      (1.10)
---------------------------------------------------------------------------
Distributions
    Net investment income...................................      (0.05)
---------------------------------------------------------------------------
    Total distributions.....................................      (0.05)
---------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR................................     $ 8.85
---------------------------------------------------------------------------

TOTAL RETURN................................................     (11.02)%(b)
---------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands).........................     $7,562
Ratio of expenses to average net assets (a).................       1.50%(c)
Ratio of net investment income to average net assets (a)....       1.04%(c)
Ratio of gross expenses before voluntary expense limitation
       to average net assets................................       3.11%(c)
Portfolio turnover rate.....................................         17%

   ----------------------
   (a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with the Manager.
   (b) Aggregate total return for the period.
   (c) Annualized.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

YOUR ACCOUNT

Callout near How to Buy:

You pay no commissions or fees when you buy, sell or exchange shares directly from the distributor, RE Investment Corporation.

Callout near How to Sell:

We strive to answer calls promptly at all times. However, during periods of exceptionally high market volatility, you may have trouble reaching a representative by phone. If this occurs, please consider sending your transaction instructions by overnight mail. Address on page x.

How to Buy, Sell and Exchange Shares

You may make transactions on any day Homestead Funds is open for business. See page x for our hours of operation. The following instructions apply to non-retirement and individual retirement accounts (IRAs). If you are a participant in an employer-sponsored 401(k), 403(b) or 457 deferred compensation plan, ask your plan administrator for transaction instructions.


               How to Buy Shares
               -----------------

               Payment Method                      Instructions
               --------------                      ------------

Initial
-------
Investment            Check                     Complete an account application and mail it to
----------            ($500 minimum             Homestead Funds
                      per Fund, non-retirement  c/o PFPC
                      account/$200 minimum      P.O. Box 8987
                      per Fund, retirement      Wilmington, DE  19899
                      account)                  Include a check payable to Homestead Funds.

                      Wire Transfer             Complete an account application and mail it to
                      ($500 minimum             Homestead Funds
                      per Fund, non-retirement  c/o PFPC
                      account/$200 minimum,     P.O. Box 8987
                      per Fund, retirement      Wilmington, DE  19899
                      account)                  Call 1-800-258-3030 before 4:00 p.m. ET on the day you expect to wire funds to confirm receipt of your account application and to get wire instructions. Homestead
                                                Funds does not charge a fee to receive a wire transfer, but your bank may charge a fee to send one.

                      Through an                Complete an account application and mail it to Automatic
                      Investment Plan           Homestead Funds
                      (no minimum)              c/o PFPC
                                                P.O. Box 8987
                                                Wilmington, DE  19899

                                                See page x for information on this service.

Subsequent
----------
Investment            Check                               Send a check, payable to Homestead Funds, to
----------            (no minimum)                                    Homestead Funds
                                                                      c/o PFPC
                                                                      P.O. Box 8987
                                                                      Wilmington, DE  19899
                                                          Write your account number on the check.

                      Wire Transfer                       Call 1-800-258-3030 before 4:00 p.m. ET on the day
                      (no minimum)                        you expect to wire funds to get wire instructions.
                                                          Homestead Funds does not charge a fee to receive a wire
                                                          transfer, but your bank may charge a fee to send one.

                      ACH Transfer                        Call 1-800-258-3030 before 4:00 p.m. ET.
                      (no minimum)                        We will take your instructions over the phone and
                                                          transfer money from the bank account listed on your account application to your fund account. In order to use this service, you must have authorized telephone privileges and your bank must be a member of the ACH network.

                        How to Sell Shares
                        ------------------

                        Daily Income Fund investors may also redeem shares by writing checks against their account. See page x for more information.

                        Instructions                                                            Payment Method
                        ------------                                                            --------------

By Mail                        Send a letter to                                                 Check mailed within
-------                        Homestead Funds                                                  seven days
                               c/o PFPC
                               P.O. Box 8987
                               Wilmington, DE  19899

                        Include the name of the fund, the dollar amount or the number of shares to be sold, the name of the account owners and your account number.
                        Your letter must be signed by all registered account owners. Sign your name exactly as shown in the account registration. Check the Signature
                        Guarantee section on page x to see if your signature needs to be guaranteed.

                        If you elected to receive stock certificates for your shares, you must endorse and include these with your letter of instructions.
                        Certificates must be signed by all registered.

                        account owners. Sign your name exactly as shown in the account registration. Signatures must be guaranteed.

                        If you have an estate, trust, guardianship, custodianship, partnership, pension or profit sharing account, you may be required to send other documents to authorize a redemption. Call Homestead Funds at
                        1-800-258-3030.

By Phone                Call 1-800-258-3030. In order to use this                   Check mailed to address of
--------                service, you must have authorized                           record within seven days
(non-                   telephone privileges. If transferring                             --or--
retirement              funds to your bank account, your bank must                  Funds transferred
accounts                be a member of the ACH network.                             electronically to bank account
only)                                                                               of record


                        You cannot make telephone redemptions if stock certificates for the shares involved have been issued and are still outstanding.

                        If you have a trust, guardianship, custodianship, partnership, pension or profit sharing account, you may need to complete additional documents to authorize telephone redemptions. You cannot make telephone redemptions from an estate account.

                        How to Exchange Shares
                        ----------------------

                        An exchange is technically a redemption and subsequent investment. Depending on the Funds and types of accounts involved, it may be a taxable event.

                                    Instructions
                                    ------------
By Mail                                    Send a letter to
-------                                    Homestead Funds
($500 minimum                              c/o PFPC
if exchanging to                           P.O. Box 8987
a new account/                             Wilmington, DE  19899
no minimum if
exchanging to
an existing account)
                                    Specify the Fund names, owners' names and
                                    account numbers for the Funds you're
                                    exchanging from and to. If exchanging to a
                                    new account, write "New" instead of an
                                    account number. Tell us the dollar amount
                                    or number of shares you wish to exchange.
                                    Your letter must be signed by all
                                    registered account owners. Sign your name
                                    exactly as shown in the account
                                    registration.

                                    Check the Signature Guarantee section on page x to see if your signature needs to be guaranteed.

                                    Specify any services  (e.g. Automatic Investment, telephone privileges)
                                    established for your current account that you
                                    want to include on the account you're exchanging to.

By Phone                            Call 1-800-258-3030. In order to use this service, you must have authorized
--------                            telephone privileges, and the Funds you're exchanging from and to must
$500 minimum                        be identically registered.
non-retirement
account/$200 minimum
if exchanging to
a new account.

No minimum                          You cannot make telephone exchanges if stock certificates for the shares
if exchanging to                    involved have been issued and are still outstanding.
an existing account)

                                    If you have a trust, guardianship, custodianship, partnership, pension or profit sharing account, you may need to
                                    complete additional documents to authorize telephone exchanges.
                                    You cannot make telephone exchanges from an estate
                                    account.

Conditions of Purchase

All purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn on U.S. banks. No cash will be accepted. Homestead Funds and its distributor reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. If your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, we are required to redeem your account), you will be responsible for any loss the Funds incur.

Broker-Dealers

You can buy shares directly from the distributor, as explained above. Two Homestead Funds, the Short-Term Bond Fund and the Value Fund, may also be purchased from an authorized broker-dealer. A broker-dealer may charge you a transaction fee or take a commission from your investment for this service.

Determination of "Good Order"

Purchases are not binding on Homestead Funds or its distributor or considered received until requests are received by the transfer agent in "good order." For the Daily Income Fund, investments made by federal funds wire or bank wire are considered to be in "good order" upon our receipt of the wire. Daily Income Fund investments made by other methods, including personal check, must be converted to federal funds before we consider them to be in "good order." Checks drawn on banks which are members of the Federal Reserve system are usually converted to federal funds within one business day. Checks drawn on non-member financial institutions may take longer. Investments made to other Homestead Funds are considered to be in "good order" when received.

Redemption Payments

If you instruct us to redeem shares you recently purchased by personal, corporate or government check, your redemption payment will be held until your purchase check has cleared. This usually takes no more than 10 days. Your transaction will be priced on the day we receive your request. For Daily Income Fund investors, if you write a check against your account before your investment has cleared, your check will be returned for insufficient funds.

How We Handle Incomplete Instructions


If your instructions to buy, sell or exchange shares are not complete, we will try to contact you. If we don't receive further instructions within a reasonable period of time, we will return your request and any checks sent with it.


When Transactions Are Priced

Investments, redemptions and exchanges received in "good order" before 4:00 p.m. ET are priced at the Fund's net asset value per share at the close on that business day. Telephone redemptions and telephone exchanges made after 4:00 p.m. ET will be priced at the Fund's net asset value per share at the close on the following business day. Telephone investments made after 4:00 p.m. ET will not be accepted. We will disregard any instruction to process transactions on a specific date.

How Fund Prices Are Determined


Each Fund's net asset value per share is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.



When Calculated--Each Fund's net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m.
ET). Net asset values per share are calculated every day the New York Stock Exchange is open for trading. Valuation Methodology (Daily Income Fund)--For purposes of calculating the Daily Income Fund's net asset value per share, portfolio securities are valued on the basis of amortized cost, which does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.


Valuation Methodology (all other Homestead Funds)--Portfolio securities are valued primarily based on market quotations, or if market quotations are not available, by a method that the Board of Directors believes accurately reflects fair value. In accordance with procedures and agreements approved by the Board of Directors, the Homestead Funds has authorized PFPC to perform the above-described valuation functions. RE Advisers continuously monitors PFPC's performance of those functions.

Stock Certificates

If you have been a shareholder for at least 30 days and want to receive certificates for your shares, send a letter of instruction to...
            Homestead Funds
            c/o PFPC
            P.O. Box 8987

            Wilmington, DE  19899

Stock certificates are not issued for the Daily Income Fund. If you wish to redeem or exchange shares for which you have been issued certificates, you need to endorse and return them before we can process your transaction. For this reason, most shareholders elect not to receive certificates. If you lose certificates, there may be a charge to replace them.

Callout: A signature guarantee is proof that your signature is authentic.

Signature Guarantees

When Needed--We require a specific type of signature guarantee, known as a medallion stamp. A medallion stamp is required when you...

       -      endorse stock certificates

       - instruct us to redeem amounts of $50,000 or more (required for requests sent by mail only)

       - instruct us to mail or wire redemption proceeds to an address other than the address of record

       - instruct us to make the redemption check payable to someone other than the registered account owner(s).

       - instruct us to exchange shares between accounts that have different registrations.

Where to Obtain--You can get a medallion stamp from any of the following financial institutions authorized to issue them:

       -      banks

       -      securities brokers or dealers

       -      credit unions

       - savings and loan associations, building and loan associations, cooperative banks, federal savings banks and associations

       - national securities exchanges, registered securities exchanges and securities clearing houses.

We will not accept a guarantee from a notary in lieu of a medallion stamp because notaries do not compensate you or Homestead Funds in case of fraud.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, Homestead Funds reserves the right to close your account if the value of the account falls below $500 as the result of redemptions or if you stop making automatic investments before the account reaches $500. Before closing your account, we will notify you in writing and give you 60 days to bring your account balance to at least $500.

Excessive Trading

To protect all shareholders against costs associated with excessive trading, the Value Fund and Small Company Stock Fund may at their discretion limit shareholders to one exchange per calendar quarter. Shareholders would be notified in writing if such a policy were to be implemented. This policy would not prevent you from making redemptions.

SERVICES

Callout:

To ask a question about your Homestead Funds account or make transactions by phone, call 1-800-258-3030.

Callout within services:

Homestead Funds may change the terms of these programs or discontinue a service. If we do so, we'll provide 60 days notice to shareholders.

Important Addresses and Phone Numbers
Send transaction instructions and account inquiries to...

      Regular Mail

      Homestead Funds
      c/o PFPC
      P.O. Box 8987
      Wilmington, DE  19899

      Overnight Mail

      Homestead Funds
      c/o PFPC
      400 Bellevue Parkway, Suite 108
      Wilmington, DE  19809
      Attention: Shareholder Services

Send requests for general fund information and sales literature to...

      Homestead Funds
      4301 Wilson Boulevard, RSI8-305
      Arlington, VA  22203
      Attention: Matthew Lynch

To reach a Homestead Funds representative by phone, call...

      1-800-258-3030

Hours of Operation

Representatives are available on weekdays from 8:30 a.m. to 5:00 p.m., ET. If you've established telephone privileges, representatives can take your instructions to buy, sell (non-retirement accounts only) or exchange shares over the phone. Telephone transactions must be made by 4:00 p.m. ET to be priced at the Fund's closing price on that business day. For transaction instructions, see page x.

Holiday Schedule

Homestead Funds follows the same holiday schedule as the New York Stock
Exchange.

24-Hour, Automated Telephone Service

To hear a recording of the Funds' most recent net asset values, call 1-800-258-3030, prompter one. This hotline is available 24 hours a day, seven days a week.

Account Statements

Confirmation Statement--Whenever you buy or sell shares or have distributions reinvested in your account, we send a confirmation statement. This statement shows the date of the transaction, number of shares involved and share price. Monthly and Year-End Statement--We send statements at the beginning of every month showing all activity in your account during the previous month. Your December monthly statement, mailed in early January, lists all activity in your account during the previous year.

Fund Reports

Shareholders receive reports twice a year. Reports include a summary of the financial markets, an explanation of fund strategy, performance, portfolio holdings and financial statements. The semi-annual report covers the six-month period ending June 30; the annual report covers the 12-month period ending December 31.

Telephone Transaction Privileges


If you have authorized telephone transaction privileges, we can take your instructions to buy, sell (non-retirement accounts only) or exchange fund shares over the phone. See the transaction instructions section beginning on page x, for procedures.



How to Authorize--All shareholders have telephone transaction privileges unless they elect not to authorize them on the account application or write us later with instructions to cancel them. Safeguards and Limits to Liability--Homestead Funds and PFPC, our transfer agent, have established procedures designed to protect you and the Funds from loss. We will take reasonable steps to confirm your identity before accepting your instructions, we will tape record your instructions and we will send a statement confirming your transaction. In light of these procedures, Homestead Funds will not be liable for following instructions we or our transfer agent believe to be genuine.


Automatic Investment/Redemption Plans

Automatic Investment (ACH Transfer)--You can invest automatically by having a set amount of money moved from your bank account to your Homestead Funds account each month. The transfer takes place on or about the 20th of each month. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.

Automatic Investment (Check Deduction)--You can invest automatically by having money deducted from your payroll, Social Security or other federal government check and directed to your Homestead Funds account. Money is invested as soon as we receive it from the sender, typically on or about the date your check is issued. You determine the amount to invest. Check with your employer to be sure they can accommodate payroll deduction plans before you establish this service.

Automatic Withdrawal--You can redeem shares of your Homestead Funds accounts automatically and have the proceeds transferred to your bank account. The transfer takes place on or about the 25th of each month. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.

Checkwriting

Eligibility--Daily Income Fund shareholders can write checks against their Fund account. If your Daily Income Fund account is a retirement account, you can write checks against the account only if you meet the age requirement for distributions (59 1/2 or older for IRAs).

Minimum Amount--Checks must be written for $100 or more. No taxes will be withheld from check amounts.

Ordering Checks--If you elect checkwriting on your account application and fund your account by check or wire, you receive your first book of checks automatically. To add checkwriting privileges to an existing account or request additional checks, call 1-800-258-3030. There is a nominal charge for check orders. This charge is automatically deducted from your Daily Income Fund account.
Check Processing and Stop Payments--Checks are processed by our transfer agent, PFPC. This service is subject to their rules and governed by the Delaware Uniform Commercial Code. To stop payment on a check, call 1-800-258-3030. PFPC does not charge a fee to process checks or stop payment on a check.
Checks Written against Newly Opened Accounts--If you opened your account with a personal, corporate or government check, there is a clearing period of typically 10 days. If you attempt to write a check against your account before your investment has cleared, your check will be returned for insufficient funds.

Retirement Accounts

Individual Retirement Accounts (IRAs)--You can open a Traditional IRA, Roth IRA, SEP-IRA, SIMPLE IRA or Education IRA in any of the Homestead Funds. To request an IRA application, call 1-800-258-3030.
Employer-Sponsored Plans--Your employer may offer the Homestead Funds as investment options available to participants in a 401(k), 403(b) or 457 (deferred compensation) plan. If your employer's plan does not offer the Homestead Funds, ask your plan administrator to call us at 1-800-285-3030.

                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                               Arlington, VA 22203

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus about the Funds dated May 1, 1999, which may be obtained by telephoning Homestead Funds, Inc. c/o PFPC, Inc. at 1-800-258-3030.



The date of this Statement of Additional Information is May 1, 1999.


                                TABLE OF CONTENTS

ITEM                                                                        PAGE

General Information and History                                                2

Investment Restrictions                                                        2

Description of Certain Investments                                             6

Management of the Homestead Funds                                             15

Committees of the Board of Directors                                          17

Principal Holders of Securities                                               17

Investment Management and Other Services                                      17

Custodian                                                                     21

Brokerage Allocation and Other Practices                                      21

Purchase and Redemption of Securities Being Offered                           23

Determination of Net Asset Value                                              24

Distribution of Shares                                                        25

Taxes                                                                         25

Capital Stock and Corporate Matters                                           27

Performance Information About the Funds                                       27

Independent Auditors                                                          32

Legal Matters                                                                 32

Appendix                                                                      33


GENERAL INFORMATION AND HISTORY

Homestead Funds, Inc. ("Homestead Funds") is a Maryland corporation registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a diversified, open-end management investment company, commonly known as a "mutual fund."

The Homestead Funds currently consist of five portfolios, the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, Small Company Stock Fund and the Value Fund, each of which represents a separate series of capital stock in the Homestead Funds having different investment objectives, investment programs, policies, and restrictions. The Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund and Value Fund are sometimes referred to individually as the "Fund" and collectively as the "Funds."

Each Fund is advised and managed by RE Advisers Corporation ("RE Advisers"), which directs the day-to-day operations of each Fund and the investment of each Fund's assets. RE Advisers is an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association ("NRECA"), a non-profit membership organization whose members provide electric light and power and other services to more than 25 million people in 46 states.

INVESTMENT RESTRICTIONS

In addition to the restrictions set forth in the Prospectus with respect to each Fund, which are described as fundamental investment policies, investment restrictions (1), (2), (3), (5), (7) (11), (14), and (16) described below, have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectus and in this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

The following investment restrictions apply to each Fund except as indicated to the contrary.

A Fund will not:

(1) Margin and Short Sales: Purchase securities on margin or sell securities short, except the Short-Term Bond Fund and the Value Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) and (8) below and may make short sales against the box. As a matter of operating policy, the Short-Term Bond Fund and the Value Fund have no current intention, in the foreseeable future (i.e., the next year), of making short sales against the box;

(2) Senior Securities and Borrowing: Issue any class of securities senior to any other class of securities, although each Fund may borrow for temporary or emergency purposes. Each Fund may borrow up to 10% of its total assets. No additional securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund's total assets. The Short-Term Bond Fund and Value Fund may each enter into futures contracts subject to (5) below;

(3) Real Estate: Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objectives, investment program, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate investment trusts, mortgage pass-through securities, mortgage-backed securities, and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities;

(4) Control of Portfolio Companies: Invest in portfolio companies for the purpose of acquiring or exercising control of such companies;

(5) Commodities: Purchase or sell commodities and invest in commodities futures contracts, except that the Short-Term Bond Fund and the Value Fund may each enter into only futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such future contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing such 5% limit. The Short-Term Bond Fund and the Value Fund will each utilize only listed futures contract and options thereon. As a matter of operating policy, Short-Term Bond Fund and the Value Fund have no current intention, in the foreseeable future (i.e., the next year), of entering into futures contracts or options thereon;

(6) Investment Companies: Invest in the securities of other open-end investment companies, except that each Fund may purchase securities of other open-end investment companies provided that each such Fund (i) owns no more than 3% of the total outstanding voting securities of any one investment company and (ii) invests no more than 5% of its total assets in the securities of any one investment company or 10% in all other investment companies in the aggregate. Further, as a matter of operating policy, the Daily Income Fund will limit its investments in other investment companies in accordance with the diversification requirements for money market funds specified in (16) below. The Short-Term Government Securities Fund may purchase shares of other investment companies which invest in U.S. Government securities.

(7) Underwriting: Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with that Fund's investment objectives, investment program, policies, and restrictions;

(8) Options, Straddles and Spreads: Invest in puts, calls, straddles, spreads or any combination thereof, except that the Short-Term Bond Fund and the Value Fund each may invest in and commit its assets to writing and purchasing only put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation to the extent permitted by the Prospectus and this Statement of Additional Information. In order to comply with the securities laws of several states, neither the Short-Term Bond Fund nor the Value Fund (as a matter of operating policy) will write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options for that Fund exceeds 25% of the market value of that Fund's net assets. In addition, the Short-Term Bond Fund and the Value Fund will utilize only listed options issued by the Options Clearing Corporation. The Short-Term Bond Fund and the Value Fund have no current intention, in the foreseeable future (i.e., the next year), of investing in options, straddles and spreads;

(9) Oil and Gas Programs: Invest in interests in oil, gas, or other mineral exploration or development programs or oil, gas and mineral leases, although investments may be made in the securities of issuers engaged in any such businesses;

(10) Ownership of Portfolio Securities by Officers and Directors: Purchase or retain the securities of any issuer if to the knowledge of the Homestead Funds, those officers and directors of the Homestead Funds or RE Advisers who individually own more than 1/2 of 1% of the securities of such issuer collectively own more than 5% of the securities of such issuer;

(11) Loans: Make loans, except that each Fund in accordance with that Fund's investment objectives, investment program, policies, and restrictions may: (i) invest in a portion of an issue of publicly issued or privately placed bonds, debentures, notes, and other debt securities for investment purposes, and (ii) purchase money market securities and enter into repurchase agreements, provided such instruments are fully collateralized and marked to market daily;

(12) Unseasoned Issuers: Invest more than 5% of its total assets in securities of issuers, including their predecessors and unconditional guarantors, which, at the time of purchase, have been in operation for less than three years, other than obligations issued or guaranteed by the United States Government, its agencies, and instrumentalities;

(13) Restricted Securities, Securities Not Readily Marketable, and Illiquid
Securities: Knowingly purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund and Value Fund (10% of the net assets of the Daily Income Fund) would be invested in securities that are restricted, illiquid, or not readily marketable, including repurchase agreements maturing in more than seven days and foreign issuers whose securities are not listed on a recognized domestic or foreign exchange. The Short-Term Government Securities Fund will only invest in repurchase agreements collateralized by U.S. Government securities or by securities issued by agencies and instrumentalities of the U.S. Government and guaranteed by the U.S. Government. As a matter of operating policy, in compliance with certain state regulations, no more than 5% of any Fund's total assets will be invested in restricted securities;

(14) Mortgaging: Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except (i) as may be necessary in connection with permissible borrowings (in which event such mortgaging, pledging, and hypothecating may not exceed 10% of each Fund's total assets) and (ii) with respect to the Short-Term Bond Fund, Small Company Stock Fund and Value Fund, as may be necessary, in connection with the use of options and futures contracts;

(15) Warrants: The Daily Income Fund, Short-Term Bond Fund and Short-Term Government Securities Fund will not invest in warrants. The Small Company Stock Fund and Value Fund will limit its investment in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of its net assets.

(16) Diversification: Make an investment unless 75% of the value of that Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that no more than 5% of the value of the Fund's total assets would be invested in any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized. Further, as a matter of operating policy, the Daily Income Fund will invest no more than 5% of the value of that Fund's total assets in securities of any one issuer, other than U.S. Government securities, except that the Daily Income Fund may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days after the purchase of such security. Further, as a matter of operating policy, the Daily Income Fund will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer and (ii) 5% of the Daily Income Fund's total assets, when acquired, in Second Tier Securities.

DESCRIPTION OF CERTAIN INVESTMENTS

The following is a description of certain types of investments which may be made by the Funds.

Money Market Instruments

As stated in the Prospectus, the Daily Income Fund will invest in a diversified portfolio of U.S. dollar-denominated money market instruments, which are considered eligible securities for purposes of Rule 2a-7 under the 1940 Act and present minimal credit risks. The Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund and Value Fund may invest in high-quality money market instruments of the same type as the Daily Income Fund in order to enable it to; (1) take advantage of buying opportunities; (2) meet redemption requests or ongoing expenses; or (3) take defensive action as necessary, or for other temporary purposes. The Short-Term Government Securities Fund will invest in securities backed by the full faith and credit of the U.S. Government. The money market instruments that may be used for investment (except as noted above) include:

United States Government Obligations: These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agency Securities: These consist of debt securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the United States Postal Service. These securities are either; (i) backed by the full faith and credit of the United States Government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., each of the Federal Home Loan Banks).

Bank and Savings and Loan Obligations: These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.

Commercial Paper and Other Short-Term Corporate Debt Instruments: These include commercial paper, (i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs). Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. The Daily Income Fund, Short-Term Bond Fund and Value Fund may purchase corporate debt securities having no more than 13 months remaining to maturity at the date of settlement; however, the Short-Term Bond Fund, Small Company Stock Fund and Value Fund may also purchase corporate debt securities having greater maturities.

Repurchase Agreements: The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of high grade money market instruments. With respect to the Daily Income Fund, the underlying security must be either a U.S. Government security or a security rated in the highest rating category for short-term debt securities by the Requisite NRSROs (as defined in Rule 2a-7 under the 1940 Act) and must be determined to present minimal credit risks. With respect to the Short-Term Government Securities Fund, the underlying security must be a U.S. Government security or a security issued by an agency or instrumentality of the U.S. Government and guaranteed by the U.S. Government. Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net value of that Fund (10% of the net assets of the Daily Income Fund) would be invested in such agreements or other securities which are not readily marketable.

The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by the Homestead Funds' Board of Directors and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Directors believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in United States Government securities.

Adjustable Rate Securities: Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 13 months or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Debt Securities

As noted in the Prospectus, the Short-Term Bond Fund invests at least 65% of its net assets in a managed portfolio of high-quality debt securities which includes short-term corporate debt securities, U.S. Government and agency notes and bonds, mortgage pass-through securities, collateralized mortgage obligations, other mortgage-related securities and asset-backed securities described below.

The Short-Term Government Securities Fund invests at least 65% of its net assets in a managed portfolio which includes U.S. Government bills, notes and bonds and securities issued by agencies and instrumentalities of the U.S. Government that are guaranteed by the U.S. Government.

The Small Company Stock Fund and the Value Fund may invest up to 20% of their assets in high-grade debt securities. Debt securities are considered to be high-grade if they are rated at least A, or its equivalent by one of the NRSROs, or if not rated, are of equivalent investment quality as determined by RE Advisers. See the Appendix for a description of each rating category.

Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Government National Mortgage Association) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is the Government National Mortgage Association ("GNMA"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Treasury) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets the Short-Term Bond Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The

Short-Term Bond Fund may buy mortgage pass-through securities without insurance or guarantees if RE Advisers determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Short-Term Bond Fund will limit investment in mortgage pass-through securities or other securities which may be considered illiquid to no more than 15% of the Fund's total assets.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt securities collateralized by underlying whole mortgage loans or, more typically, by pools of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams. CMOs are generally structured into multiple classes or tranches, each bearing a different stated maturity. The actual maturity and average life of a CMO will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series of CMO bonds (e.g., Series A, B, C, and Z bonds). Proceeds of the CMO bond offering are used to purchase mortgages or mortgage pass-through certificates which are used as collateral for the loan ("Collateral"). The Collateral is generally pledged to a third party trustee as security for the CMO bonds. Principal and interest payments from the Collateral are used to pay principal on the CMO bonds. The Series A, B, and C bonds all bear current interest. Interest on the Series Z bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C bond currently being paid off. When the Series A, B, and C bonds are paid in full, interest and principal on the Series Z bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

In reliance on an SEC interpretation, the Short-Term Bond Fund's investment in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (iv) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Short-Term Bond Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities in the aggregate and may not acquire more than 3% of the outstanding voting securities of any single such entity. The Short-Term Government Securities Fund may invest in CMOs guaranteed by GNMA.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. The Short-Term Bond Fund may invest in asset- backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations (such as Certificates for Automobile Receivables or "CARs") and credit card receivables (such as Credit Card Receivable Securities or "CARDS"). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. However, such securities may also be issued on a pay-through basis (like CMOs) and, in such case, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such asset and issuing such pay- through security. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) affiliated or unaffiliated with the issuers of such securities.

The purchase of asset-backed securities raises considerations concerning the credit support for such securities due to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities.

Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

The development of asset-backed securities is at an early stage compared to mortgage pass-through or mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for such securities is not as well developed as that for mortgage pass-through securities guaranteed by government agencies or instrumentalities. RE Advisers intends to limit its purchases of asset-backed securities to securities that are readily marketable at the time of purchase.

Maturity of Debt Securities

The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

When-Issued Securities

Each Fund may, from time to time, purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.

Warrants

Warrants are securities that give the holder the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is higher than the prevailing market price of the underlying security at the time the warrant is issued, while the market value of the warrant is typically much lower than the current market price of the underlying securities. Warrants are generally considered to be more risky investments than the underlying securities, but may offer greater potential for capital appreciation than the underlying securities.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. The Daily Income Fund, Short-Term Bond Fund and Short-Term Government Securities Fund will not invest in warrants. The Small Company Stock Fund and the Value Fund will limit investment in warrants to no more than 5% of net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of net assets.

U.S. Dollar-Denominated Securities of Foreign Issuers

Subject to each Fund's investment objectives, investment program, policies, and restrictions, the Daily Income Fund, Short-Term Bond Fund, Small Company Stock Fund and Value Fund may invest in certain types of U.S. dollar-denominated securities of foreign issuers. As described in the Prospectus, with respect to equity securities, the Short-Term Bond Fund, Small Company Stock Fund and Value Fund may purchase American Depository Receipts ("ADRs"). The Daily Income Fund, Short-Term Bond Fund, Small Company Stock Fund and the Value Fund also may purchase U.S. dollar-denominated money market instruments, and the Short-Term Bond Fund, Small Company Stock Fund and the Value Fund may purchase longer-term debt securities of foreign issuers. Such money market instruments and debt securities of foreign issuers may be issued and traded domestically (e.g., Yankee securities), or traded exclusively in foreign markets (e.g., Eurodollar securities).

Yankee securities include money market instruments and bonds of foreign issuers who customarily register such securities with the SEC and borrow U.S. dollars by underwritings of securities intended for delivery in the United States. Although the principal trading market for Yankee securities is the United States, foreign buyers can and do participate in the Yankee securities market. Interest on such Yankee bonds is customarily paid on a semi-annual basis. The marketability of these "foreign bonds" in the United States is in many cases better than that for foreign bonds in foreign markets, but is, of course, dependent upon the quality of the issuer.

Eurodollar securities include money market instruments and bonds underwritten by an international syndicate and sold "at issue" to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

The Daily Income Fund, Short-Term Bond Fund, Small Company Stock Fund and Value Fund may invest in U.S. dollar denominated securities issued by foreign broker-dealers, commercial banks or registered investment advisers. In general, however, mutual funds are prohibited under Section 12(d)(3) of the 1940 Act and current rules thereunder from purchasing the securities of any foreign broker-dealer, commercial bank or registered investment adviser that, in its most recent fiscal year, derived more than 15% of such entity's gross revenues from securities-related activities. The SEC adopted certain amendments to Rule 12d3-1 under the 1940 Act that would permit mutual funds to acquire the equity securities of certain foreign securities-related businesses.

Although investments in securities of foreign issuers are intended to reduce risk by providing further diversification, such investments involve risks not ordinarily associated with investments in securities of domestic issuers. These risks include: the possibility of foreign political and economic instability; difficulties of predicting international trade patterns and the possibility of the imposition of exchange controls; and the possibility of expropriation, confiscatory taxation, or nationalization of foreign portfolio companies. Securities of foreign issuers that are traded primarily abroad (e.g., Eurodollar securities) also may be less liquid and subject to greater price fluctuations than securities of domestic issuers. Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. Moreover, there may be difficulties in obtaining and enforcing court judgment abroad and there may be difficulties in effecting the repatriation of capital invested abroad. Finally, there may be difficulties and delays in the settlement of transactions in certain foreign markets.


The portfolio turnover rates for the years ended December 31, 1998 and 1997 were __% and __%, respectively for the Short-Term Bond Fund __% and __% for the Short-Term Government Securities Fund and __% and __%, respectively for the Value Fund. The portfolio turnover rates for the period March 4, 1998 to December 31, 1998 was _____ for the Small Company Stock Fund.



MANAGEMENT OF THE HOMESTEAD FUNDS

Directors and Officers

Directors and officers of the Homestead Funds, together with information as to their principal business occupations during the last five years, are shown below. Each Director who is considered an "interested person" of the Homestead Funds (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. The address for all interested persons is 4301 Wilson Boulevard, Arlington, VA 22203.

Compensation: Messrs. Lucier and Perna are paid $2,000 each per meeting for attendance at Board of Directors' meetings and $1,000 each per meeting for attendance at Audit Committee meetings.


                                           Position with the Homestead Funds
                                            and Principal Occupation within
Business Address                                     Past Five Years
----------------                           -----------------------------------
Francis P. Lucier                          Director; Corporate Consultant; Director,
2001 N.W. Royal Fern Court                 PHH Corporation.
Palm City, FL 34990
Age 71

Anthony M. Marinello*                      Vice President and Director; Executive
Age 52                                     Director of Marketing and Service
                                           Operations of NRECA (1988-Present).

Peter R. Morris*                           Secretary, Treasurer and Director; Vice
Age 49                                     President and Director of RE Advisers;
                                           Secretary, Treasurer and Director of
                                           RE Investment; Executive Director of
                                           Investments of NRECA (1988-Present).

James F. Perna                             Director;  Partner, Krooth & Altman
1850 M Street, N.W., Suite 400             (law firm).
Washington, D.C.  20036
Age 50

Anthony C. Williams*                       President, Chairman of the Board and
Age 56                                     Director; President and Director of RE
                                           Advisers; President and Director of
                                           RE Investment; Director of
                                           Retirement, Safety and Insurance
                                           Department of NRECA (1985-Present);
                                           Director, Cooperative Benefit
                                           Administrators, Inc., Electric Life
                                           Cooperative Insurance Company and
                                           Cooperative Insurance Services, Inc.
                                           (1985-Present).

William P. McKeithan*                      Vice President and Counsel; Vice
Age 50                                     President of RE Investment; Counsel,
                                           NRECA (1983-Present).

Catherine M. Blushi*                       Compliance Officer and Assistant
Age 38                                     Secretary; Compliance Officer of RE
                                           Advisers; Securities Compliance Officer
                                           of RE Investment and NRECA (August
                                           1990-Present).


COMMITTEES OF THE BOARD OF DIRECTORS

The Homestead Funds have an Audit Committee and an Executive Committee. The duties of these two committees and their present membership are as follows:


Audit Committee: The members of the Audit Committee will consult with the Homestead Funds' independent auditors if the auditors or Audit Committee deem it desirable, and will meet with the Homestead Funds' independent auditors at least once annually to discuss the scope and results of the annual audit of the Funds and such other matters as the Audit Committee members may deem appropriate or desirable. Messrs. Lucier and Perna are members of the Audit Committee.

Executive Committee: During intervals between Board Meetings, the Executive Committee possesses and may exercise all of the powers of the Board of Directors in the management of the Homestead Funds except as to matters where action of the full Board of Directors is specifically required. Included within the scope of such powers are matters relating to valuation of securities held in each Fund's portfolio and the pricing of each Fund's shares for purchase and redemption. Messrs. Williams, Marinello, and Morris are members of the Executive Committee.

PRINCIPAL HOLDERS OF SECURITIES

Directors and officers of the Homestead Funds, as a group, owned less than 1% of the outstanding voting securities of the Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund and Value Fund as of December 31, 1997.


NRECA and its affiliates, 4301 Wilson Boulevard, Arlington, VA 22203, as of December 31, 1999, owned __% of the outstanding voting securities of the Daily Income Fund and may be considered an interested person of the Fund.


INVESTMENT MANAGEMENT AND OTHER SERVICES

RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203, serves as investment manager of the Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund and Value Fund pursuant to separate Investment Management Agreements that have been annually approved by the Board of Directors of the Homestead Funds, including a majority of independent Directors. The Investment Management Agreements with respect to the Daily Income Fund and the Value Fund were approved by the majority vote of the respective shareholders of the Daily Income Fund and the Value Fund at the Meetings of Shareholders held on November 25 and 26, 1996. The Investment Management Agreement between the Homestead Funds, with respect to the Short-Term Bond Fund and Short-Term Government Securities Fund, and RE Advisers was approved by the majority vote of the shareholders of the Short-Term Bond Fund and Short-Term Government Securities Fund at the Meeting of Shareholders held on December
12, 1996.

The initial term of each Investment Management Agreement is one year. However, once the Investment Management Agreements for each Fund are approved by the respective shareholders of each Fund, each such Agreement may continue in effect from year to year thereafter if approved at least annually by a vote of a majority of the Board of Directors (including a majority of the Directors who are not parties to the Investment Management Agreement or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of the particular Fund.


RE Advisers

The directors and the principal executive officers of RE Advisers are Anthony C. Williams, Peter R. Morris, and Stuart E. Teach. RE Advisers is a direct subsidiary of RE Investment, which is a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA to hold stock of certain NRECA subsidiaries.

In addition to the duties set forth in the Prospectus, RE Advisers, in furtherance of such duties and responsibilities, is authorized and has agreed to provide or perform the following functions: (1) formulate and implement a continuing investment program for use in managing the assets and resources of each Fund in a manner consistent with each Fund's investment objectives, investment program, policies, and restrictions, which program may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of each Fund's assets in accordance with (a) applicable law, (b) each Fund's investment objectives, investment program, policies, and restrictions as provided in the Homestead Funds' Prospectus and Statement of Additional Information, as amended from time to time, (c) provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies, and (d) such other limitations as the Board of Directors of the Homestead Funds may impose by written notice; (3) make all determinations as to the purchase or sale of portfolio securities, including advising the Board of Directors as to certain matters involving each Fund's portfolio securities that are not in the nature of investment decisions; (4) buy, sell, exchange, convert for each Fund's use, and otherwise trade in portfolio securities and other assets; (5) furnish to the Board of Directors periodic reports concerning RE Adviser's economic outlook and investment strategy, as well as information concerning each Fund's portfolio activity and investment performance; (6) select the broker-dealers, underwriters, or issuers to be used, place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers, and negotiate the commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers selected by RE Advisers;
(7) obtain and evaluate business and financial information in connection with the exercise of its duties; (8) determine the quality of the Daily Income Fund's portfolio; (9) determine the creditworthiness of the issuers, obligors, or guarantors of portfolio securities; and (10) evaluate the creditworthiness of any entities with which the Funds propose to engage in repurchase transactions. In addition, RE Advisers has agreed to provide a number of administrative services to the Homestead Funds including: maintenance of the Homestead Funds' corporate existence and corporate records; maintenance of the registration and qualification of each Fund's shares under federal and state law; coordination and supervision of the financial, accounting, and administrative functions for each Fund; selection, coordination of the activities of, supervision, and service as liaison with various agents and other parties employed by the Homestead Funds (e.g., custodian, transfer agent, auditors, and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of the Funds such information, reports, evaluations, analyses, and opinions as the Homestead Funds may, from time to time, reasonably request or which RE Advisers believes would be helpful to the Funds.

Under a Joint Services Agreement by and between NRECA, RE Advisers and RE Investment Corporation ("RE Investment"), NRECA has agreed to provide personnel, property, and services to RE Investment and RE Advisers in carrying out their responsibilities and services under agreements with the Homestead Funds. In turn, RE Advisers has agreed to provide, without cost to the Homestead Funds, persons (who are directors, officers, or employees of RE Advisers) to serve as directors, officers, or members of any committees of the Board of Directors of the Homestead Funds. As between the Homestead Funds and RE Advisers, RE Advisers has agreed to pay all necessary salaries, expenses and fees, if any, of the directors, officers and employees of the Homestead Funds who are affiliated with RE Advisers.

As compensation for its services and for the expenses which it assumes, the Homestead Funds pay RE Advisers, on a monthly basis, an investment management fee based on each Fund's average daily net assets at the following annualized rates: with respect to the Daily Income Fund, .50% of average daily net assets; with respect to the Short-Term Bond Fund, .60% of average daily net assets; with respect to the Short-Term Government Securities Fund, .45% of average daily net assets; with respect to the Small Company Stock Fund, .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million; and with respect to the Value Fund, .65% of average daily net assets up to $200 million; .50% of average daily net assets up to the next $200 million; and .40% of average daily net assets in excess of $400 million.


For the years ended December 31, 1998 and 1997, investment management fees paid to RE Advisers by the Daily Income Fund were $_______ and $_______, the Short-Term Government Securities Fund paid $______ and $______, respectively, respectively, the Value Fund paid $_______ and $_______, respectively, and the Short-Term Bond Fund paid $_______ and $_______, respectively. For the period ended December 31, 1998, the Small Company Stock Fund paid no investment management fees, pursuant to the provisions contained in the Expense Limitation Agreement with respect to that Fund described below. The investment management fees for each Fund were paid pursuant to provisions contained in the Expense Limitation Agreement between the Homestead Funds and RE Advisers, with respect to each Fund and are described directly below.

Each Expense Limitation Agreement provides that to the extent that the aggregate expenses incurred by each Fund in any fiscal year, including but not limited to fees of RE Advisers, computed as hereinabove set forth (but excluding interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business) (hereinafter referred to as "Fund Operating Expenses"), exceed the lowest applicable limit actually enforced by any state in which a Fund's shares are qualified for sale ("State Expense Limit"), such excess amount ("Excess Amount") will be the liability of RE Advisers. To determine RE Advisers' liability for the Excess Amount, the Fund Operating Expenses will be annualized monthly as of the last day of the month. If the annualized Fund Operating Expenses for any month exceed the State Expense Limit, RE Advisers will first waive or reduce its investment management fee for such month, as appropriate, to the extent necessary to pay such Excess Amount. In the event the Excess Amount exceeds the amount of the investment management fee for such month, RE Advisers, in addition to waiving its entire investment management fee for such month, will also remit to the applicable Fund the difference between the Excess Amount and the amount due as the investment management fee, provided, however, that an adjustment will be made on or before the last day of the first month of the next succeeding fiscal year if the aggregate Fund Operating Expenses for that Fund for the fiscal year do not exceed the State Expense Limit.

In addition, the Expense Limitation Agreements provide that RE Advisers is also liable for any other Fund Operating Expenses which in any year exceed .80% of the Daily Income Fund's average daily net assets; .75% of the Short- Term Bond Fund's or Short-Term Government Securities Fund's average daily net assets; 1.50% of the Small Company Stock Fund's average daily net assets; and 1.25% of the Value Fund's average daily net assets (the "Operating Expense Limit"). To determine RE Advisers' liability for each Fund's expenses, the expenses of each Fund will be annualized monthly as of the last day of the month. If the annualized expenses for any month exceed the Operating Expense Limit, for each Fund, such excess amount ("Excess Operating Amount") will be the liability of RE Advisers. To pay such liability, RE Advisers will first waive or reduce its investment management fee for such month, as appropriate, and, if necessary, will also assume as its own expense and reimburse each Fund for the difference between the Excess Operating Amount and the investment management fee up to the amount of the State Expense Limit; provided, however, that an adjustment, if necessary, will be made on or before the last day of the first month of the next succeeding fiscal year, if the aggregate Fund Operating Expenses for the fiscal year do not exceed the Operating Expense Limit.


For the period ended December 31, 1998, RE Advisers assumed and reimbursed Fund Operating Expenses for the Small Company Stock Fund in the amount of $______ and $______, respectively and waived investment management fees in the amount of $______ and $______, respectively. For the years ended December 31, 1998 and 1997, RE Advisors waived or reduced its investment management fee by $______ and $______, respectively for the Daily Income Fund and $______ and $______, respectively for the Short-Term Government Securities Fund.


The Adviser is taking appropriate steps to assess the impact of the Year 2000 on all computer systems used by the Funds. The primary computer systems used by the Funds are provided by PNC Bank ("PNC"), in its capacity as custodian, and PFPC, Inc. ("PFPC"), in its capacity as accounting services agent, as well as the transfer, dividend disbursing and shareholder servicing agent. The Adviser is monitoring PNC's and PFPC's assessment of the impact of the Year 2000 on their computer systems. PNC and PFPC have completed their assessments and plan to complete corrective actions prior to December 31, 1998. At this time, the projected costs for system modifications or other corrective actions to address the Year 2000 is not expected to have a significant impact on the Funds.

CUSTODIAN

PNC Bank ("PNC"), 400 Bellevue Parkway, Wilmington, DE 19809, is custodian of the securities and cash owned by the Funds. PNC is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Homestead Funds, computing the net asset value of each Fund, calculating each Fund's standardized performance information, and performing other administrative duties, all as directed by persons authorized by the Homestead Funds. PNC does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Homestead Funds. Portfolio securities of the Funds purchased in the United States are maintained in the custody of PNC and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Company. Pursuant to the Custodian Agreement, portfolio securities purchased outside the United States are maintained in the custody of various foreign custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of PNC and may purchase or sell securities from or to PNC.

PFPC, Inc. is the transfer agent and dividend disbursing agent for the Funds and provides the Funds with various shareholder services, including shareholder communications and responses to shareholder inquiries.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Neither the Homestead Funds nor any of its Directors or officers nor those of RE Advisers have any interest in any brokerage firm through which or with which each Fund effects purchases or sales of its portfolio securities that would cause such brokerage firm to be considered an affiliated person of such entity or person.

Subject to the general supervision of the Board of Directors, RE Advisers is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund. RE Advisers is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

Purchases and sales of common stock and other equity securities are usually effected on an exchange through brokers who charge a commission. The purchase of money market instruments and other debt securities traded in the over-the-counter market usually will be on a principal basis directly from issuers or dealers serving as primary market makers. Occasionally, equity securities may be traded in the over-the-counter market as well. The price of such money market instruments and debt securities, as well as equity securities traded in the over-the counter market, is usually negotiated, on a net basis, and no brokerage commissions are paid. Although no stated commissions are paid for securities traded in the over-the-counter market, transactions in such securities with dealers usually include the dealer's "mark-up" or "mark-down." Money market instruments and other debt securities as well as certain equity securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.

In selecting brokers and dealers to execute transactions for each Fund, RE Advisers' primary consideration is to seek to obtain the best execution of the transactions, at the most favorable overall price, and in the most effective manner possible, considering all the circumstances. Such circumstances include: the price of the security; the rate of the commission or broker-dealer's "spread"; the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers; and the value of research and other services provided by the broker-dealer. RE Advisers may also rank broker-dealers based on the value of their research services and may use this ranking as one factor in its selection of broker-dealers.

In placing orders for each Fund, RE Advisers, subject to seeking best execution, is authorized pursuant to the Investment Management Agreements to cause each Fund to pay broker-dealers that furnish brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) a higher commission than that which might be charged by another broker-dealer that does not furnish such brokerage and research services or who furnishes services of lesser value. However, such higher commissions must be deemed by RE Advisers as reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall decision-making responsibilities of RE Advisers with respect to the Homestead Funds or other accounts, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).


For the years ended December 31, 1998 and 1997, the Daily Income Fund, Short-Term Bond Fund and Short-Term Government Securities Fund paid no brokerage commissions. For the years ended December 31, 1998 and 1997, the Value Fund paid $____ and $____ respectively and for the period ended December 31, 1998, the Small Company Stock Fund paid $____ in brokerage commissions, all of which were paid to brokers that provided research and other brokerage services to RE Advisers.


RE Advisers currently provides investment advice to the Homestead Funds as well as certain private advisory accounts. In addition, persons employed by RE Advisers currently provide investment advice to and supervision and monitoring of a qualified defined benefit plan, a qualified defined contribution plan, and a welfare benefit plan provided by NRECA for its employees and employees of its rural electric cooperative members ("NRECA Plans"). Some of the NRECA Plans and other accounts have investment objectives and programs similar to the Homestead Funds. Accordingly, occasions may arise when RE Advisers and the NRECA investment personnel may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of the Homestead Funds, the NRECA Plans, and other accounts.

On those occasions when such simultaneous investment decisions are made, RE Advisers and the NRECA investment personnel will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Homestead Funds' Board of Directors. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, RE Advisers and the NRECA investment personnel will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity. Such procedures may, in certain instances, be either advantageous or disadvantageous to the Homestead Funds.

PURCHASE AND REDEMPTION OF SECURITIES BEING OFFERED

The shares of each Fund are offered to the public for purchase directly through RE Investment, which serves as the principal underwriter and distributor for the Homestead Funds.

The offering and redemption price of the shares of each Fund is based upon that Fund's net asset value per share next determined after a purchase order or redemption request has been received in good order by the Homestead Funds' transfer agent. See "Determination of Net Asset Value" below. Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Funds, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, have filed a notification of election under which each Fund is committed to pay in cash to any shareholder of record, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board of Directors of the Homestead Funds deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Homestead Funds do not anticipate making redemptions-in-kind.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange ("Exchange") is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

DETERMINATION OF NET ASSET VALUE



The net asset value of shares of each Fund is normally calculated as of the close of trading on the Exchange on every day the Exchange is open for trading, except (1) on days where the degree of trading in the Fund's portfolio securities would not materially affect the net asset value of the Fund's shares and (2) on days during which no shares of the Fund were tendered for redemption and no purchase orders were received. The Exchange is open Monday through Friday except on the following national holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


The net asset value of each Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.

For purposes of calculating the Daily Income Fund's net asset value per share, portfolio securities are valued on the basis of amortized cost, which method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

For purposes of calculating the net asset value per share of the Short-Term Bond Fund, Short-Term Government Securities Fund, Small Company Stock Fund and Value Fund, portfolio securities are valued primarily based on market quotations, or if market quotations are not available, by a method that the Board of Directors believes accurately reflects fair value. In accordance with procedures and agreements approved by the Board of Directors, the Homestead Funds will use PFPC to perform the above-described valuation functions and RE Advisers continuously monitors PFPC's performance of those functions.

DISTRIBUTION OF SHARES

Pursuant to a Distribution Agreement between the Homestead Funds and RE Investment, a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA, RE Investment serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering.

Under the terms of the Distribution Agreement, RE Investment is not obligated to sell any specific number of shares of the Funds. Pursuant to the Distribution Agreement, RE Investment has agreed to bear the costs and expenses incurred by it in performing its obligations thereunder, including the following costs and expenses: (1) the printing and distribution of the Homestead Funds' Prospectus, Statement of Additional Information, and periodic reports to potential investors in the Funds; (2) the preparation, printing, and distribution of any advertisement or other sales literature; and, (3) all other expenses which are primarily for the purpose of promoting the sale of each Fund's shares.

As previously discussed in this Statement of Additional Information, NRECA has agreed to provide personnel, property, and services to RE Investment in carrying out its responsibilities and services under its agreement with the Homestead Funds. In turn, RE Investment has agreed to provide, without cost to the Homestead Funds, persons to serve as directors, officers, or employees of the Homestead Funds.

RE Investment will not receive commissions or other compensation for acting as principal underwriter and distributor of the Homestead Funds, and no commission or other fee will be paid by the Homestead Funds or RE Investment to any person or entity in connection with the sale of shares of the Funds.

TAXES

Each Fund intends to continue to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code. As such, each Fund must meet the requirements of Subchapter M of the Code, including the requirements regarding the character of investments in each Fund, investment diversification, and distribution.

In general, to qualify as a RIC, at least 90% of the gross income of each Fund for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of securities.

A RIC must distribute to its shareholders 90% of its ordinary income and net short-term capital gains. Moreover, undistributed net income may be subject to tax at the RIC level.

In addition, each Fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and distributions of at least 98% of its capital gains net income (as of the twelve months ended December 31), in order to avoid a federal excise tax. Each Fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a Fund's ordinary income are taxable as such to shareholders.

A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of capital gains net income reflects a Fund's excess of net long-term gains over its net short-term losses. Each Fund must designate income dividends and distributions of capital gains net income and must notify shareholders of these designations within sixty days after the close of the Homestead Funds' taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for distributions of capital gains net income.

If, in any taxable year, a Fund should not qualify as a RIC under the Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.

If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), that Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from the distributions or gains. If a Fund were to purchase shares in a PFIC and (if the PFIC made the necessary information available) elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90 percent and calendar year distribution requirements described above.

CAPITAL STOCK AND CORPORATE MATTERS

As a Maryland corporate entity, the Homestead Funds need not hold regular annual shareholder meetings and, in the normal course, do not expect to hold such meetings. The Homestead Funds, however, must hold shareholder meetings for such purposes as, for example: (1) electing the initial Board of Directors; (2) approving certain agreements as required by the 1940 Act; (3) changing fundamental investment objectives, policies, and restrictions of the Funds; and
(4) filling vacancies on the Board of Directors in the event that less than a majority of the Directors were elected by shareholders. The Homestead Funds expect that there will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At such time, the Directors then in office will call a shareholders meeting for the election of Directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Homestead Funds may remove a Director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Homestead Funds. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Directors will continue in office and may appoint successor Directors.

PERFORMANCE INFORMATION ABOUT THE FUNDS

Daily Income Fund Yield Calculation

The Daily Income Fund calculates a seven-day "current yield" based on a hypothetical account containing one share at the beginning of the seven-day period. Current yield is calculated for the seven-day period by determining the net change in the hypothetical account's value for the period (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation, and including all dividends accrued and dividends reinvested in additional shares), and dividing the net change in the account value by the value of the account at the beginning of the period in order to obtain the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Daily Income Fund are included in the hypothetical account for only the beginning of the period. Account values also reflect all accrued expenses.

The Daily Income Fund's compound effective yield for the period is computed by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365/7, and subtracting one from the result. Current and compound yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results.


The seven-day current yield and compound effective yield of the Daily Income Fund at December 31, 1998 were ____% and ____%, respectively.


Total Return Calculations

Each Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value of that Fund assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

T=(ERV/P)1/n - 1

where T equals average annual total return; where ERV, the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period; where P equals a hypothetical initial payment of $1,000; and where n equals the number of years.


The average annual total returns for the 12 months ended December 31, 1998, five years ended December 31, 1998 and since inception (on November 19, 1990) for the Daily Income Fund were ____%, ____% and ____%, respectively, and for the Value Fund were ____%, ____% and ____%, respectively. The average annual total returns for the Short-Term Bond Fund for the 12 months ended December 31, 1998, five years ended December 31, 1998 and since inception (on November 5, 1991) were ____%, ____% and ____%, respectively, The average annual total returns for the Short-Term Government Securities Fund for the 12 months ended December 31, 1998 and since inception (on May 1, 1995) were ____% and ____% respectively.



If RE Advisers had not assumed certain Fund Operating Expenses for the Daily Income Fund, Short-Term Bond Fund and Short-Term Government Securities Fund as noted above, in accordance with the Expense Limitation Agreement with respect to each Fund, the average annual total return for the 12 months ended December 31, 1998 would have been ____%, ____% and ____%, respectively, and for the period ended December 31, 1998 for the Small Company Stock Fund would have been ______%.



The average annual total return since inception (on March 4, 1998) of the Small Company Stock Fund was ____% for the period ended December 31, 1998.

Each Fund, from time to time, also may advertise its cumulative total return figures. Cumulative total return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in shares of that Fund. Cumulative total return is calculated by finding the compound rates of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):


C = (ERV/P) - 1

Where:

  C = Cumulative Total Return
  P = a hypothetical initial investment of $1,000
ERV = ending redeemable value; ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


The cumulative total return for the Daily Income Fund from its inception date (November 19, 1990) to December 31, 1998 was ____%; for the Short-Term Bond Fund from its inception date (November 5, 1991) to December 31, 1998 was ____%; for the Short-Term Government Securities Fund from its inception date (May 1, 1996) to December 31, 1998 was ____%; for the Small Company Stock Fund from its inception date (March 4, 1998) to December 31, 1998 was ____% and for the Value Fund from its inception date (November 19, 1990) to December 31, 1998 was ____%.


Short-Term Bond Fund and Short-Term Government Securities Fund Yield Calculations. In addition to providing cumulative total return information, the Short-Term Bond Fund and Short-Term Government Securities Fund may also illustrate performance by providing yield information.

Each Fund's yield is based on a specified 30-day (or one month) period and is computed by dividing the net investment income per share earned during the specified period by the maximum offering price (i.e., net asset value) per share on the last day of the specified period, and annualizing the net results according to the following formula:

           a-b     6
YIELD = 2[(____+ 1)  -1]
            cd

Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

Yield fluctuations may reflect changes in net income, and portfolio changes resulting from net purchases or net redemptions of the Fund's shares may affect its yield. Accordingly, yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of the Fund's future yield. The yields of the Short-Term Bond Fund and Short-Term Government Securities Fund are not guaranteed, and the principal is not insured.


The 30-day yield of the Short-Term Bond Fund and Short-Term Government Securities Fund as of December 31, 1998 was ____% and ____%, respectively.


From time to time, in reports and promotional literature, each Fund's performance may be compared to: (1) other groups of mutual funds tracked by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as Business Week, Money Magazine, and Barron's, which provide similar information; (2) the Consumer Price Index (measure for inflation), which may be used to assess the real rate of return from an investment in each Fund; (3) other government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, which may be used to illustrate investment attributes of each Fund or the general economic, business, investment, or financial environment in which each Fund operates; (4) Alexander Steele's Mutual Fund Expert, a tracking service which ranks various mutual funds according to their performance; and (5) Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual returns for a certain period and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five star (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

In addition, the performance of the Daily Income Fund may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of the Daily Income Fund's holdings such as: (1) Advertising News Service, Inc.'s "Bank Rate Monitor The Weekly Financial Rate Reporter," a weekly publication which lists the yield on various money market instruments offered to the public by 100 leading banks and thrift institutions in the United States, including loan rates offered by these banks; (2) Donoghue Organization, Inc., "Donoghue's Money Fund Reports," a weekly publication which tracks net assets, yield, maturity and portfolio holdings of approximately 380 money market mutual funds offered in the United States; and (3) indices prepared by the research departments of such financial organizations as Lehman Brothers, Merrill Lynch, Pierce, Fenner and Smith, Inc., and Lipper Analytical Services, Inc.

The performance of the Short-Term Bond Fund may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of the Short-Term Bond Fund's holdings, including those listed above for the Daily Income Fund. Such benchmarks may also include: (1) bank certificates of deposit ("CDs") which differ from an investment in a mutual fund in several ways: (a) the interest rate established by the sponsoring bank is fixed for the term of the CD, (b) there are penalties for early withdrawal from CDs, and (c) the principal on a CD is insured by the FDIC; (2) Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," including in particular the 1-2.99 Years Treasury Note Index; (3) Salomon Brothers, Inc., "Bond Market Round-Up," a weekly publication that tracks yields and yield prices in a large group of money market instruments, public corporate debt obligations and U.S. Government securities; and (4) other indices prepared by the research department of such financial institutions as Lehman Brothers and Merrill Lynch, Pierce, Fenner & Smith, Inc.

The performance of the Short-Term Government Securities Fund may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of the Short-Term Government Securities Fund's holdings, including those listed above for the Short-Term Bond Fund.

The performance of the Value Fund also may be compared to indices of broad groups of similar but unmanaged securities or other benchmarks considered to be representative of the Value Fund's holdings such as: (1) the Standard and Poor's 500 Composite Stock Index ("S&P 500 Index"), a well known measure of the price performance of 500 leading large domestic stocks, which together represent approximately 80% of the capitalization of the United States equity market. The S&P 500 Index is widely regarded as representative of the equity market in general and may include companies in which the Value Fund may invest. The S&P 500 Index is unmanaged and capitalization weighted. Performance of the S&P 500 Index assumes reinvestment of all capital gains distributions and dividends paid by the stocks in that data base; (2) Lipper Analytical Services, Inc.'s "Lipper Growth and Income Fund Performance Analysis," a monthly publication that tracks net assets and total return of approximately 143 growth and income mutual funds offered in the United States; and (3) indices prepared by the research departments of such financial institutions as Lehman Brothers and Merrill Lynch, Pierce, Fenner and Smith, Inc.

The performance of the indices that may be used as benchmarks for each Fund's performance, unlike the returns of the Funds, do not include the effect of paying brokerage costs (for equity securities) and other transaction costs that investors normally incur when investing directly in the securities in those indices.

The Homestead Funds may also illustrate a particular Fund's investment returns or returns in general by graphs and charts, that compare, at various points in time, the return from an investment in the particular Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the same return on a taxable


The performance of the Small Company Stock Fund may be compared to indices of broad groups of similar but unmanaged securities, such as the Russell 2000.

basis. In this regard, information derived from the following chart may be used:

Tax-Deferred Versus Taxable Returns

Assuming 9% annual rate of return, $2,000 annual contribution and 28% tax bracket, the following is a comparison of tax-deferred and taxable returns:

                          Year                  Taxable            Tax Deferred
                          ----                  -------            ------------
                           10                  $ 28,700             $ 33,100
                           15                  $ 51,400             $ 64,000
                           20                  $ 82,500             $111,500
                           25                  $125,100             $184,600
                           30                  $183,300             $297,200


INDEPENDENT AUDITORS

Deloitte & Touche LLP, whose address is 117 Campus Drive, Princeton, NJ 08540, have been selected as the independent auditors for the Homestead Funds.


The audited financial statements for the fiscal year ended December 31, 1998 and the report of the independent auditors for the year then ended, are included in the Homestead Funds' Annual Report to Shareholders for December 31, 1998 ("Annual Report"). The Annual Report is incorporated by reference in this Statement of Additional Information.


LEGAL MATTERS


Legal advice regarding certain matters relating to the federal securities laws applicable to the offer and sale of the shares described in the Prospectus has been provided by Jorden Burt Boros Berenson Cicchetti & Johnson LLP, 1025 Thomas Jefferson Street, N.W., Washington, DC 20007 which serves as Special Counsel to the Homestead Funds.

                                    APPENDIX

            DESCRIPTION OF RATINGS OF CERTAIN MONEY MARKET SECURITIES
                            AND OTHER DEBT SECURITIES

Description of Moody's Investors Service, Inc.'s commercial paper ratings:

Prime-1 (or related institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

1.       Leading market positions in well established industries.
         High rates of return on funds employed.

2. Conservative capitalization structures with moderate reliance on debt and ample asset protection.

3. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

4. Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Moody's Investors Service, Inc.'s corporate bond ratings:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be a high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well.


Description of Standard & Poor's Corporation's commercial paper ratings:

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Standard & Poor's Corporation's corporate bond ratings:

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are medium-grade category bonds, which are regarded as having adequate capacity to pay principal and interest. Although these bonds have adequate asset coverage and normally are protected by satisfactory earnings, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and principal.

Description of Fitch Investor's Service, Inc.'s commercial paper ratings:

Fitch-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Description of Fitch Investor's Service, Inc.'s corporate bond ratings:

AAA--Bonds of this rating are regarded as strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance, varying with the length of maturity. Such bonds are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high-class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt, by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA--Bonds in this group are of safety virtually beyond question, and as a class are readily saleable while many are highly active. Their merits are not greatly unlike those of the "AAA" class, but a bond so rated may be of junior though strong lien--in many cases directly following an AAA bond--or the margin of safety is strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

Description of Duff & Phelps Inc.'s commercial paper ratings:

Duff 1--High certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Description of Duff & Phelps Inc.'s corporate bond ratings:

Duff 1--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

Duff 2,3,4--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

PART C.  OTHER INFORMATION

Item 24.        Financial Statements and Exhibits.

         (a)    Financial Statements incorporated by reference into the
                Prospectus:

                        Financial Highlights for the period November 19, 1990 (commencement of operations) to December 31, 1990, the years ended December 31, 1991, 1992, 1993, 1994, 1995,
                        1996, 1997 and 1998 for the Daily Income Fund and Value Fund, and for the period November 5, 1991
                        (commencement of operations) to December 31, 1991, the years ended December 31, 1992, 1993, 1994, 1995, 1996,
                        1997 and 1998 for the Short-Term Bond Fund, and for the period May 1, 1995 (commencement of operations) to December 31, 1995 and the year ended December 31, 1996 for the Short-Term Government Securities Fund,(11) and for the period March 4, 1998 (commencement of operations) to December 31, 1998 for the Small Company Stock Fund.

                Financial Statements incorporated by reference into the Statement of Additional Information:

                         Statement of Assets and Liabilities as of December 31, 1998.



                         Statement of Operations for the year ended December 31, 1998.



                         Statements of Changes in Net Assets for the years ended December 31, 1998 and December 31, 1996.



                         Portfolios of Investments as of December 31, 1998.


                         Report of Independent Auditors.

                         Notes to Financial Statements for the year ended December 31, 1997.

         (b)    Exhibits:

                         1.       Articles of Incorporation of Homestead
                                  Funds, Inc.(1)

                         1(a). Articles Supplementary to the Articles of Incorporation.(11)


                         2.       By-Laws of Homestead Funds, Inc.(1)

                         3.       Not applicable.

                     4(a). Specimen Certificate of Stock of the Daily Income Fund.(3)

                     4(b).   Specimen Certificate of Stock of the Value
                             Fund.(3)

                     4(c).   Specimen Certificate of Stock of the
                             Short-Term Bond Fund.(4)

                     4(d).   Specimen Certificate of Stock of the
                             Short-Term Government Securities Fund.(9)

                     4(e). Specimen Certificate of Stock of the Small Company Stock Fund.

                     5(a). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation.(11)

                     5(b).   Investment Management Agreement by and
                             between Homestead Funds, Inc., on behalf of the Value Fund, and RE Advisers Corporation.(11)

                     5(c). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and RE Advisers Corporation.(11)

                     5(d). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and RE Advisers Corporation.(11)

                     5(e) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Small Company Stock Fund, and RE Advisers Corporation.

                     6(d). Investment Management Agreement by and between Homestead Funds, Inc. on behalf of the Small Company Stock Fund and RE Advisers Corporation.(13)


                     6. Distribution Agreement between Homestead Funds, Inc. and RE Investment Corporation.(3)

                     7.      Not applicable.

                     8. Custodian Agreement by and between Homestead Funds, Inc. and Wilmington Trust Company assigned to PNC Bank.(9)

                     9(a). Transfer Agency Agreement by and between Homestead Funds, Inc. and Rodney Square Management Corporation assigned to PFPC, Inc.(9)

                     9(b). Joint Services Agreement among National Rural Electric Cooperative Association, RE
                             Investment Corporation, and RE Advisers
                             Corporation.(2)

                     9(c). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation.(11)

                          9(d). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Value Fund, and RE Advisers Corporation.(11)

                          9(e). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and RE Advisers Corporation.(11)

                          9(f). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and RE Advisers Corporation.(11)

                          9(g). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Small Company Stock Fund, and RE Advisers Corporation.

                          10. Opinion and Consent of Counsel regarding the legality of the securities being registered.(1)

                          10(a). Opinion and Consent of Counsel regarding the legality of the securities being registered. (4)

                          11(a). Consent of Ernst & Young LLP, independent auditors.

                            (b) Consent of Deloitte & Touche LLP, independent auditors.

                          12.     Not applicable.

                          13(a). Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Daily Income Fund and Value Fund.(2)

                          13(b). Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Bond Fund.(4)

                          13(c). Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Government Securities Fund.(9)
                          13(d) Stock Subscription Agreement by and between RE Advisers Corporation and Homestead Funds, Inc. on behalf of the Small Company Stock Fund.


                          14. Specimen Individual Retirement Account Plan Document.(3)

                          15.     Not applicable.

                          16(a).  Computation of a $1,000 Hypothetical
                                  Investment in the Daily Income Fund,
                                  Short-Term Bond Fund, Short-Term Government
                                  Securities Fund and Value Fund, set forth in the Prospectus, Small Company Stock Fund Fee Table.

                          16(b). Computations of the Current Yield and Compound Effective Yield Quotations for the Daily Income Fund for the period ended December 31, 1998, set forth in the Statement of Additional Information.



                          16(c). Computation of the 30-Day Yield Quotation for the Short-Term Bond Fund and Short-Term Government Securities Fund for the period ended December 31, 1998, set forth in the Statement of Additional Information.



                          16(d).  Set forth in the Statement of Additional
                                  Information:  Computation of the Cumulative
                                  Total Returns for the period ended  December
                                  31, 1997. SEC's Standardized Average Annual
                                  Total Returns for the Daily Income Fund,
                                  Short-Term Bond Fund and Value Fund for the year ended December 31, 1998, five years ended December 31, 1998 and since the inception of each Fund. SEC's Standardized Average Annual Total Returns for the Short-Term Government Securities Fund for the period ended December 31, 1998 and since inception.



                          16(e). Calculation of total return before expense waivers, as of December 31, 1998.



                          17.     Organizational Chart.(5)

                          18.     Specimen Price Make-Up Sheet.

                          19(a).  Power of Attorney.(1)

                          19(b).  Power of Attorney.(2)

                          19(c).  Power of Attorney.(12)

(1) Incorporated herein by reference to initial filing, on July 9, 1990.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 on October 1, 1990 of Registrant's Registration Statement on Form N-aA, File No. 33-35788.

(3) Incorporated herein by reference to Post-Effective Amendment No. 2 on May 1, 1991 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.

(4) Incorporated herein by reference to Post-Effective Amendment No. 3 on September 5, 1991 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.

(5) Incorporated herein by reference to Post-Effective Amendment No. 4 on May 1, 1992 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.

(6) Incorporated herein by reference to Post-Effective Amendment No. 5 on May 1, 1993 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.

35788.

(7) Incorporated herein by reference to Post-Effective Amendment No. 6 on April 29, 1994 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.

(8) Incorporated herein by reference to Post-Effective Amendment No. 7 on January 20, 1995 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.

(9) Incorporated herein by reference to Post-Effective Amendment No. 8 on April 26, 1995 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.

(10) Incorporated herein by reference to Post-Effective Amendment No. 9 on May 1, 1996 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.

(11) Incorporated herein by reference to Post-Effective Amendment No. 10 on May 1, 1997 of Registrant's Registration Statement on Form N-1A, File No. 33-35788

(12) Incorporated herein by reference to Post-Effective Amendment No. 11 on December 18, 1997 of Registrant's Registration Statement on Form N-1A, File No. 33-35788.


(13) Incorporated herein by reference to Post-Effective Amendment No. 12 on March 4, 1998



Item 25.         Persons Controlled by or under Common Control with Registrant.


                 No person is directly or indirectly controlled by Registrant. The information in the Statement of Additional Information dated March 4, 1999 relating to "control persons" is incorporated herein by reference.




Item 26.         Number of Holders of Securities, as of December 31, 1999.



                 Title of Class                       Number of Record Holders
                 --------------                       ------------------------
                 Daily Income Fund

                 Short-Term Bond Fund

                 Short-Term Government Securities Fund

                 Small Company Stock Fund

                 Value Fund




Item 27.         Indemnification

                 Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Form N-1A registration statement filed on October 1, 1990.

Item 28.         Business and Other Connections of Investment Manager

                 Certain information pertaining to business and other connections of the Registrant's investment manager, RE Advisers is hereby incorporated herein by reference to the section of the Prospectus captioned "How the Homestead Funds are Managed" and to the section of the Statement of Additional Information captioned "Investment Management and Other Services." Set forth below is a list of each director and officer of RE Advisers indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, partner, or trustee. The principal business address of each organization listed in the table below is 4301 Wilson Boulevard, Arlington, VA 22203.

Name                                               Position and Organization
----                                               -------------------------
Anthony C. Williams                                President and Director of Homestead Funds; President and Director of
President and Director                             RE Investment; Director of Retirement, Safety and Insurance Department of NRECA
                                                   1985-present); Director, Cooperative Benefit Administrators, Inc., Electric Life
                                                   Cooperative Insurance Company and, Cooperative Insurance Services, Inc.
                                                   (1985-present).

Peter R. Morris                                    Secretary, Treasurer and Director of Homestead Funds and RE Investment.
Vice President and Director                        Executive Director of Investments of NRECA (1988-present).

Stuart E. Teach                                    Vice President of RE Investment; Senior Equity Portfolio Manager of NRECA
Secretary, Treasurer and Director                  (1985-present).

Catherine M. Blushi                                Compliance Officer and Assistant Compliance Officer Secretary of Homestead
                                                   Funds; Securities Compliance Officer of NRECA and RE Investment (1990-present).

Item 29.         Principal Underwriters.

                 (a) RE Investment acts as principal underwriter of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. RE Investment does not serve as principal underwriter or distributor for any other investment company.

                 (b) Set forth below is information concerning each director, officer, or partner of RE Investment.

                Name and Principal              Positions and Offices            Offices with
                Business Address*                 with Underwriter                Registrant
                ----------------                  ----------------                ----------


                Stuart E. Teach                  President                       None

                Peter R. Morris                  Secretary, Treasurer            Secretary,
                                                                                 and Director
                                                                                 Treasurer and
                                                                                 Director

                William P. McKeithan             Vice President,                 Vice President
                                                                                 Counsel and and Counsel
                                                 Director

                Anthony C. Williams              Vice President and              President and
                                                 Director                        Director

                Catherine M. Blushi              Securities Compliance           Compliance
                                                 Officer                         Officer and
                                                                                 Secretary

*The principal business address of each person listed in the table is 4301 Wilson Boulevard, Arlington, VA 22203.

Item 30.        Location of Accounts and Records.

                The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

                PNC Bank ("PNC"), 400 Bellevue Parkway, Wilmington, DE
                19809, serves as custodian and accounting services agent for the Registrant and in such capacity keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and other records relating to PNC's duties in its capacity as custodian and accounting services agent.

                PFPC, Inc. serves as the transfer agent, dividend disbursing agent, and shareholder servicing agent for the Registrant and in such capacity keeps records regarding each shareholder's account and all disbursements made to shareholders. In addition, RE Advisers, pursuant to its Investment Management Agreements with respect to each Fund, maintains all records required pursuant to such agreements. RE Investment, as principal underwriter for the Homestead Funds, maintains all records required pursuant to the Distribution Agreement with the Homestead Funds.

Item 31.        Management Services.

                RE Advisers, pursuant to the Investment Management Agreements, performs certain administrative services for the Homestead Funds.

Item 32.        Undertakings.

                The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders, upon request without charge.

                The Registrant undertakes to provide updated Financial Information with regard to the Small Company Stock Fund within four to six months from the date of this Post-effective amendment filing.

                                  SIGNATURES



        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Washington, D.C., on the 4th day of March 1999.





                                             Homestead Funds, Inc.
                                        ---------------------------------
                                                (Registrant)

                                        /s/ Anthony C. Williams
                                        ---------------------------------
                                             Anthony C. Williams
                                             President


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



        Signature               Title                   Date

/s/ Anthony C. Williams         President               March 4, 1999
-----------------------
Anthony C. Williams


Francis P. Lucier*              Director                March 4, 1999
-----------------------
Francis P. Lucier






Anthony M. Marinello*           Vice President and         March 4, 1999
-----------------------           Director
Anthony M. Marinello


Peter R. Morris*                Secretary, Treasurer       March 4, 1999
-----------------------           and Director
Peter R. Morris


James F. Perna*                 Director                   March 4, 1999
-----------------------
James F. Perna


*By:/s/William P. McKeithan
    -----------------------
    William P. McKeithan, Esq.
    (Attorney-in-Fact)
